UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-02090

Invesco Bond Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E.,
Suite 1800
Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555
Peachtree Street, N.E.,
Suite 1800 Atlanta,
Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: 2/29
Date of reporting period: 2/29/2024

ITEM 1.	REPORTS TO STOCKHOLDERS.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 29, 2024
Invesco Bond Fund
NYSE:
VBF

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

7	Dividend Reinvestment Plan

9	Schedule of Investments

26	Financial Statements

29	Financial Highlights

30	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Tax Information

40	Additional Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 29, 2024, Invesco Bond Fund (the Fund), at net asset value (NAV), underperformed its benchmark, the Bloomberg Baa U.S. Corporate Bond Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/23 to 2/29/24
Fund at NAV	4.98%
Fund at Market Value	2.44
Bloomberg Baa U.S. Corporate Bond Index ▼ (Broad Market/Style-Specific Index)	7.01
Market Price Discount to NAV as of 2/29/24	-2.41

Source(s): ▼ FactSet Research Systems Inc.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end
performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

 Since the Fund is a
closed-end
management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Fund
The beginning of the fiscal year ending February 29, 2024, was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft-landing without pushing the economy into a recession. A 0.25% rate hike in March 2023 raised the target federal funds rate from 4.75% to 5.00%.
1
Later in the month, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank (SVB) and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and concerning bank troubles initially pushed overall corporate spread premiums substantially wider. However, policymakers responded swiftly which helped ease market concerns of systemic issues, kicking off a bumpy but persistent tightening in credit spreads.
 Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of May.
2
Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed country central banks to continue tightening, showcased by two 0.25% hikes by the Fed in May and July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.
1
Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.
3
 The fourth quarter of 2023 was characterized by a powerful price rally across almost all fixed income asset classes. Credit spreads moved significantly tighter, bond yields fell, non-dollar
currencies, particularly emerging markets currencies, moved higher and interest rate volatility remained high. This rally more than reversed the sell-off
of prior months, driven by the market realization that strong third quarter growth in the US was an anomaly – that disinflation is entrenched globally, and central banks are likely finished with their rate hikes. At its December meeting, the Fed acknowledged the disinflationary trend, easing labor market pressure and an outlook for slow, but positive, growth. Other global central banks have also signaled the end of their rate hike cycles.
 We believe that a disinflationary, slow growth environment with easing monetary policy is a positive backdrop for markets and may allow rate volatility to decline, benefiting many fixed income sectors. While rates remained elevated across all maturities on the yield curve, the two-year
Treasury rates de-
creased from 4.89% to 4.64% during the fiscal year, while
10-year
Treasury rates increased from 4.01% to 4.25%.
1
At the end of the fiscal year, the yield curve remained inverted. Despite an inverted yield curve, US and global recession fears have waned.
 The Fund, at NAV, generated positive returns for the fiscal year but underperformed its broad market/style-specific benchmark, the Bloomberg Baa U.S. Corporate Bond Index.
 Positioning in corporate bonds was the primary detractor from Fund performance relative to the broad market/style-specific benchmark during the fiscal year. In particular, security selection within the banking and insurance sub-sectors
detracted most from relative performance while security selection within the consumer cyclical and energy sub-sectors
contributed to relative performance. Additionally, an overweight in Treasuries and other government-related assets detracted from Fund performance due to interest rate volatility and elevated inflation.
 The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, duration of the portfolio was generally maintained fairly neutral to the broad market/style-specific benchmark, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark had a small positive effect on relative returns. We believe buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.
 Part of the Fund’s strategy in seeking to manage currency risk in the portfolio during the fiscal year entailed purchasing and selling currency derivatives. Management of currency risk was carried out via currency forwards on an as-needed
basis and we believe it was effective in managing the currency positioning within the Fund during the fiscal year. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and maybe less liquid than traditional securities.
 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because of interest rate volatility to combat inflation. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security

2	Invesco Bond Fund

characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and/or the market price of the Fund’s shares.
Thank you for investing in Invesco Bond Fund and for sharing our long-term investment horizon.

1	Source: Federal Reserve of Economic Data

2	Source: Fitch Ratings

3	Source: US Department of the Treasury
† Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

Portfolio manager(s):
Matt Brill
Chuck Burge
Michael Hyman
Todd Schomberg
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment
Fund and index data from 2/28/14

1	Source: FactSet Research Systems Inc.

Past performance cannot guarantee future results. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Bond Fund

Average Annual Total Returns
As of 2/29/24
	NAV	Market
10 Years	3.31%	4.10%
5 Years	2.40	3.24
1 Year	4.98	2.44
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end
performance.
 Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

5	Invesco Bond Fund

Supplemental Information

∎	Unless otherwise stated, information presented in this report is as of February 29, 2024, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎	The Bloomberg Baa U.S. Corporate Bond Index measures the Baa-rated, fixed-rate, taxable corporate bond market.
∎
The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Bond Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end
Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
∎	Add to your account:
You may increase your shares in your Fund easily and automatically with the Plan.
∎	Low transaction costs:
Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition , transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.
∎	Convenience:
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at
invesco.com/closed-end.
∎	Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting
invesco.com/closed-end,
by calling toll-free 800 341 2929 or by notifying us in writing at Invesco
Closed-End
Funds, Computer-share Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium -a market price that is higher than its NAV -you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an inves-tor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduc-tion may be taxable because you are receiv-ing shares at less than market price.
2.	Discount: If the Fund is trading at a discount - a market price that is lower than its NAV - you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
 Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/
closed-end
or by writing to Invesco
Closed-End
Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your
non-
certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book- Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting $2.50 per account and a brokerage charge.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
 To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit
invesco.com/closed-end.

7	Invesco Bond Fund

Fund Information

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	91.60%

Preferred Stocks	4.48

U.S. Treasury Securities	2.76

Asset-Backed Securities	1.14

Security Types Each Less Than 1% of Portfolio	0.86

Money Market Funds Plus Other Assets Less Liabilities	(0.84)

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury	2.75%

2. Bank of America Corp.	1.63

3. Verizon Communications Inc.	1.59

4. Wells Fargo & Co.	1.56

5. AT&T, Inc.	1.34
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*  Excluding money market fund holdings, if any.
Data presented here are as of February 29, 2024.

8	Invesco Bond Fund

Schedule of Investments
(a)
February 29, 2024

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–91.60%
Advertising–0.40%

Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027 (b)	$94,000	$87,997

Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	321,000	312,465
Lamar Media Corp.,
4.00%, 02/15/2030	221,000	197,416
3.63%, 01/15/2031	168,000	145,192
		743,070

Aerospace & Defense–1.65%

Boeing Co. (The), 5.93%, 05/01/2060	362,000	347,002
L3Harris Technologies, Inc.,
5.40%, 07/31/2033	93,000	93,111
5.60%, 07/31/2053	86,000	86,795
Lockheed Martin Corp.,
4.45%, 05/15/2028	86,000	84,813
4.75%, 02/15/2034	156,000	152,514
4.80%, 08/15/2034	5,000	4,892
4.15%, 06/15/2053	78,000	64,794
4.30%, 06/15/2062	92,000	77,128
5.90%, 11/15/2063	121,000	131,913
5.20%, 02/15/2064	172,000	168,152

Northrop Grumman Corp., 4.95%, 03/15/2053	70,000	64,756
RTX Corp.,
5.75%, 01/15/2029	179,000	184,438
6.00%, 03/15/2031	91,000	94,819
5.15%, 02/27/2033	277,000	274,397
6.10%, 03/15/2034	217,000	229,238
6.40%, 03/15/2054	157,000	173,920
TransDigm, Inc.,
7.50%, 03/15/2027	42,000	41,996
6.75%, 08/15/2028 (b)	213,000	215,813
6.38%, 03/01/2029 (b)	237,000	238,367
7.13%, 12/01/2031 (b)	44,000	45,191
6.63%, 03/01/2032 (b)	260,000	261,949
		3,035,998

Agricultural & Farm Machinery–0.18%

John Deere Capital Corp., 4.70%, 06/10/2030	344,000	341,441

Agricultural Products & Services–0.05%

Cargill, Inc., 4.75%, 04/24/2033 (b)	94,000	91,241

Air Freight & Logistics–0.23%

United Parcel Service, Inc., 5.05%, 03/03/2053	436,000	423,584

Aluminum–0.07%

Novelis Corp., 4.75%, 01/30/2030 (b)	143,000	130,725

Apparel Retail–0.05%

Victoria’s Secret & Co., 4.63%, 07/15/2029 (b)	100,000	84,472

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.00%

Hanesbrands, Inc., 9.00%, 02/15/2031 (b)	$9,000	$9,029

Application Software–0.42%

Constellation Software, Inc. (Canada), 5.46%, 02/16/2034 (b)	247,000	247,105
Intuit, Inc.,
5.20%, 09/15/2033	264,000	266,831
5.50%, 09/15/2053	179,000	184,231

SS&C Technologies, Inc., 5.50%, 09/30/2027 (b)	86,000	83,828

		781,995

Asset Management & Custody Banks–1.52%
Ameriprise Financial, Inc.,
5.70%, 12/15/2028	257,000	264,465
4.50%, 05/13/2032	87,000	83,665
5.15%, 05/15/2033	319,000	319,177

Apollo Management Holdings L.P., 4.95%, 01/14/2050 (b)(c)	43,000	40,118

Ares Capital Corp., 5.88%, 03/01/2029	4,000	3,912
Bank of New York Mellon Corp. (The),
4.54%, 02/01/2029 (c)	188,000	184,796
5.83%, 10/25/2033 (c)	159,000	165,170
Series J, 4.97%, 04/26/2034 (c)	161,000	156,966

BlackRock, Inc., 4.75%, 05/25/2033	292,000	286,867

Blackstone Secured Lending Fund, 2.13%, 02/15/2027	338,000	303,496

Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043 (b)	33,000	31,449

Golub Capital BDC, Inc., 6.00%, 07/15/2029	289,000	280,696

State Street Corp.,
5.68%, 11/21/2029 (c)	385,000	393,513
6.12%, 11/21/2034 (c)	283,000	292,705
		2,806,995

Automobile Manufacturers–1.34%

Allison Transmission, Inc., 3.75%, 01/30/2031 (b)	299,000	258,616
American Honda Finance Corp.,
4.60%, 04/17/2030	99,000	97,039
4.90%, 01/10/2034	143,000	139,441
Ford Motor Credit Co. LLC,
6.95%, 06/10/2026	335,000	341,778
7.35%, 11/04/2027	288,000	301,114
6.80%, 11/07/2028	200,000	207,393
7.35%, 03/06/2030	200,000	212,140
7.20%, 06/10/2030	135,000	142,291
7.12%, 11/07/2033	204,000	217,588
Hyundai Capital America,
5.50%, 03/30/2026 (b)	131,000	131,132
5.60%, 03/30/2028 (b)	230,000	232,247
5.80%, 04/01/2030 (b)	36,000	36,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Bond Fund

	Principal Amount	Value
Automobile Manufacturers–(continued)
Mercedes-Benz Finance North America LLC (Germany),
4.85%, 01/11/2029 (b)	$2,000	$1,983
5.00%, 01/11/2034 (b)	150,000	147,352

		2,466,890

Automotive Parts & Equipment–0.91%
ERAC USA Finance LLC,
4.60%, 05/01/2028 (b)	175,000	172,074
5.00%, 02/15/2029 (b)	162,000	161,046
4.90%, 05/01/2033 (b)	291,000	284,022
5.20%, 10/30/2034 (b)	287,000	284,841

NESCO Holdings II, Inc., 5.50%, 04/15/2029 (b)	98,000	91,543
ZF North America Capital, Inc. (Germany),
6.88%, 04/14/2028 (b)	339,000	346,384
7.13%, 04/14/2030 (b)	318,000	331,570
		1,671,480

Automotive Retail–0.80%

Advance Auto Parts, Inc., 5.95%, 03/09/2028	121,000	120,931
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	294,000	274,445
4.63%, 11/15/2029 (b)	71,000	64,735
AutoZone, Inc.,
4.75%, 08/01/2032	122,000	117,223
5.20%, 08/01/2033	158,000	156,674

Group 1 Automotive, Inc., 4.00%, 08/15/2028 (b)	292,000	266,808
LCM Investments Holdings II LLC,
4.88%, 05/01/2029 (b)	101,000	90,799
8.25%, 08/01/2031 (b)	198,000	202,254

Lithia Motors, Inc., 3.88%, 06/01/2029 (b)	201,000	179,577

		1,473,446

Biotechnology–1.20%
AbbVie, Inc.,
4.80%, 03/15/2029	272,000	270,805
5.35%, 03/15/2044	135,000	136,332
5.50%, 03/15/2064	263,000	266,241
Amgen, Inc.,
5.25%, 03/02/2030	106,000	106,840
5.65%, 03/02/2053	497,000	497,146
5.75%, 03/02/2063	551,000	551,532
Gilead Sciences, Inc.,
5.25%, 10/15/2033	259,000	262,154
5.55%, 10/15/2053	116,000	118,355
		2,209,405

Broadcasting–0.02%
Gray Television, Inc.,
7.00%, 05/15/2027 (b)	18,000	16,288
5.38%, 11/15/2031 (b)	12,000	7,776

Sinclair Television Group, Inc., 4.13%, 12/01/2030 (b)	12,000	8,780

		32,844

Broadline Retail–0.11%

Kohl’s Corp., 4.63%, 05/01/2031	61,000	48,110

	Principal Amount	Value
Broadline Retail–(continued)
Macy’s Retail Holdings LLC,
5.88%, 03/15/2030 (b)	$97,000	$91,039
6.13%, 03/15/2032 (b)	7,000	6,522
4.50%, 12/15/2034	57,000	47,016

QVC, Inc., 4.75%, 02/15/2027	21,000	18,948

		211,635

Building Products–0.21%
Carrier Global Corp.,
5.90%, 03/15/2034	71,000	73,691
6.20%, 03/15/2054	77,000	84,108

Lennox International, Inc., 5.50%, 09/15/2028	220,000	222,158

		379,957

Cable & Satellite–1.14%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/2027 (b)	4,000	3,785
5.00%, 02/01/2028 (b)	31,000	28,636
6.38%, 09/01/2029 (b)	197,000	185,225
4.50%, 08/15/2030 (b)	20,000	16,608
7.38%, 03/01/2031 (b)	186,000	180,337
4.50%, 05/01/2032	214,000	169,269
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
6.65%, 02/01/2034	352,000	353,454
5.38%, 04/01/2038	42,000	36,217
5.75%, 04/01/2048	193,000	160,811

Comcast Corp., 5.50%, 11/15/2032	318,000	326,269

Cox Communications, Inc., 5.80%, 12/15/2053 (b)	252,000	245,624

CSC Holdings LLC, 5.38%, 02/01/2028 (b)	205,000	178,896
DISH DBS Corp.,
5.25%, 12/01/2026 (b)	12,000	9,607
5.75%, 12/01/2028 (b)	26,000	18,054

Scripps Escrow, Inc., 5.88%, 07/15/2027 (b)	10,000	8,127

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029 (b)	200,000	187,614

		2,108,533

Cargo Ground Transportation–0.40%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026 (b)	52,000	52,288
5.35%, 01/12/2027 (b)	11,000	10,974
4.40%, 07/01/2027 (b)	54,000	52,428
5.70%, 02/01/2028 (b)	137,000	138,317
5.55%, 05/01/2028 (b)	192,000	193,275
6.20%, 06/15/2030 (b)	74,000	76,686

Ryder System, Inc., 6.60%, 12/01/2033	200,000	214,265

		738,233

Casinos & Gaming–0.31%

Caesars Entertainment, Inc., 6.50%, 02/15/2032 (b)	37,000	37,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Bond Fund

	Principal Amount	Value
Casinos & Gaming–(continued)

Las Vegas Sands Corp., 3.50%, 08/18/2026	$369,000	$347,239

Premier Entertainment Sub LLC/ Premier Entertainment Finance Corp., 5.63%, 09/01/2029 (b)	12,000	8,653

Wynn Macau Ltd. (Macau), 5.63%, 08/26/2028 (b)	200,000	188,164

		581,356

Commercial & Residential Mortgage Finance–0.49%
Aviation Capital Group LLC,
3.50%, 11/01/2027 (b)	32,000	29,530
6.25%, 04/15/2028 (b)	11,000	11,169
6.75%, 10/25/2028 (b)	299,000	310,043

Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032 (b)	89,000	87,606

Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027 (b)(c)	242,000	247,789

Radian Group, Inc., 6.20%, 05/15/2029	193,000	193,682

Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026 (b)	24,000	22,107

		901,926

Commodity Chemicals–0.14%

Mativ Holdings, Inc., 6.88%, 10/01/2026 (b)	271,000	262,739

Communications Equipment–0.04%

Cisco Systems, Inc., 5.30%, 02/26/2054	69,000	69,891

Computer & Electronics Retail–0.21%

Dell International LLC/EMC Corp., 6.02%, 06/15/2026	254,000	256,860

Leidos, Inc., 5.75%, 03/15/2033	133,000	135,263

		392,123

Construction & Engineering–0.05%

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027 (b)	90,000	89,738

Construction Machinery & Heavy Transportation Equipment– 0.22%
Cummins, Inc.,
4.90%, 02/20/2029	92,000	91,648
5.15%, 02/20/2034	136,000	135,886
5.45%, 02/20/2054	187,000	188,174
		415,708

Consumer Finance–0.94%
Capital One Financial Corp.,
7.15%, 10/29/2027 (c)	181,000	187,663
6.31%, 06/08/2029 (c)	232,000	237,613
7.62%, 10/30/2031 (c)	212,000	232,143
6.38%, 06/08/2034 (c)	203,000	209,292
FirstCash, Inc.,
5.63%, 01/01/2030 (b)	88,000	83,469
6.88%, 03/01/2032 (b)	382,000	378,703

General Motors Financial Co., Inc., 5.40%, 04/06/2026	38,000	38,027

	Principal Amount	Value
Consumer Finance–(continued)

Navient Corp., 5.00%, 03/15/2027	$100,000	$94,922
OneMain Finance Corp.,
7.13%, 03/15/2026	153,000	155,604
3.88%, 09/15/2028	48,000	41,995
5.38%, 11/15/2029	90,000	83,625
		1,743,056

Consumer Staples Merchandise Retail–0.19%
Dollar General Corp.,
5.00%, 11/01/2032	70,000	68,081
5.50%, 11/01/2052	153,000	145,096

Walmart, Inc., 4.50%, 09/09/2052	142,000	129,441

		342,618

Copper–0.01%

Freeport-McMoRan, Inc., 4.38%, 08/01/2028	20,000	19,048

Data Processing & Outsourced Services–0.24%

Concentrix Corp., 6.85%, 08/02/2033	456,000	446,254

Distillers & Vintners–0.06%

Brown-Forman Corp., 4.75%, 04/15/2033	61,000	60,203

Constellation Brands, Inc., 4.90%, 05/01/2033	45,000	43,663

		103,866

Distributors–0.45%
Genuine Parts Co.,
6.50%, 11/01/2028	482,000	505,388
6.88%, 11/01/2033	292,000	319,201
		824,589

Diversified Banks–14.22%

Africa Finance Corp. (Supranational), 4.38%, 04/17/2026 (b)	1,080,000	1,038,420
Australia and New Zealand Banking Group Ltd. (Australia),
6.74%, 12/08/2032 (b)	333,000	353,954
6.75% (b)(c)(d)	784,000	787,856
Banco Bilbao Vizcaya Argentaria S.A. (Spain),
7.88%, 11/15/2034 (c)	410,000	437,510
9.38% (c)(d)	214,000	226,356
Banco Santander S.A. (Spain),
6.53%, 11/07/2027 (c)	200,000	204,683
9.63% (c)(d)	400,000	423,791
9.63% (c)(d)	400,000	429,387
Bank of America Corp.,
5.82%, 09/15/2029 (c)	381,000	388,400
5.29%, 04/25/2034 (c)	236,000	232,742
5.47%, 01/23/2035 (c)	303,000	302,238
7.75%, 05/14/2038	784,000	941,764
2.68%, 06/19/2041 (c)	53,000	36,927
Series AA, 6.10% (c)(d)	837,000	838,526
Series DD, 6.30% (c)(d)	250,000	251,789

Bank of China Ltd. (China), 5.00%, 11/13/2024 (b)	540,000	537,413

Bank of Montreal (Canada), 7.70%, 05/26/2084 (c)	456,000	456,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Bank of Nova Scotia (The) (Canada),
8.63%, 10/27/2082 (c)	$429,000	$442,433
8.00%, 01/27/2084 (c)	235,000	237,892

BBVA Bancomer S.A. (Mexico), 8.13%, 01/08/2039 (b)(c)	100,000	103,723

BPCE S.A. (France), 5.72%, 01/18/2030 (b)(c)	3,000	2,989
Citigroup, Inc.,
5.50%, 09/13/2025	616,000	614,998
5.17%, 02/13/2030 (c)	189,000	187,120
2.57%, 06/03/2031 (c)	26,000	21,993
6.17%, 05/25/2034 (c)	418,000	421,346
5.83%, 02/13/2035 (c)	512,000	501,112
3.88% (c)(d)	78,000	73,467
7.38% (c)(d)	18,000	18,452
7.63% (c)(d)	484,000	500,307
Series BB, 7.20% (c)(d)	335,000	336,532
Series V, 4.70% (c)(d)	246,000	236,938

Comerica, Inc., 5.98%, 01/30/2030 (c)	107,000	105,101
Credit Agricole S.A. (France),
5.34%, 01/10/2030 (b)(c)	169,000	167,760
6.25%, 01/10/2035 (b)(c)	27,000	27,006
Fifth Third Bancorp,
2.38%, 01/28/2025	81,000	78,657
1.71%, 11/01/2027 (c)	87,000	78,150
6.34%, 07/27/2029 (c)	51,000	52,351
4.77%, 07/28/2030 (c)	213,000	203,328
4.34%, 04/25/2033 (c)	118,000	107,034
HSBC Holdings PLC (United Kingdom),
7.40%, 11/13/2034 (c)	305,000	327,183
6.00% (c)(d)	866,000	821,558

Intesa Sanpaolo S.p.A. (Italy), 7.80%, 11/28/2053 (b)	337,000	364,551
JPMorgan Chase & Co.,
4.32%, 04/26/2028 (c)	231,000	225,483
4.85%, 07/25/2028 (c)	185,000	183,013
5.30%, 07/24/2029 (c)	297,000	297,872
5.01%, 01/23/2030 (c)	198,000	195,973
4.59%, 04/26/2033 (c)	150,000	142,373
5.72%, 09/14/2033 (c)	383,000	387,929
5.34%, 01/23/2035 (c)	155,000	154,226
Series W, 6.57% (3 mo. Term SOFR + 1.26%), 05/15/2047 (e)	459,000	404,390
Series FF, 5.00% (c)(d)	177,000	176,112
KeyBank N.A.,
5.67% (SOFR + 0.32%), 06/14/2024 (e)	349,000	347,794
5.85%, 11/15/2027	269,000	265,764
KeyCorp,
3.88%, 05/23/2025 (c)	126,000	124,732
2.55%, 10/01/2029	80,000	66,953
4.79%, 06/01/2033 (c)	89,000	80,555
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.41%, 04/19/2034 (c)	205,000	207,390
8.20% (c)(d)	465,000	500,211

Morgan Stanley Bank N.A., 5.88%, 10/30/2026	393,000	400,314

National Securities Clearing Corp., 5.10%, 11/21/2027 (b)	335,000	337,402

	Principal Amount	Value
Diversified Banks–(continued)
PNC Financial Services Group, Inc. (The),
5.58%, 06/12/2029 (c)	$369,000	$371,172
4.63%, 06/06/2033 (c)	9,000	8,345
5.07%, 01/24/2034 (c)	184,000	176,996

Royal Bank of Canada (Canada), 4.95%, 02/01/2029	133,000	132,118
Standard Chartered PLC (United Kingdom),
6.75%, 02/08/2028 (b)(c)	109,000	111,716
6.10%, 01/11/2035 (b)(c)	63,000	63,559
7.75% (b)(c)(d)	406,000	410,071
Sumitomo Mitsui Financial Group, Inc. (Japan),
5.81%, 09/14/2033	377,000	390,936
6.60% (c)(d)	365,000	364,327
Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 09/14/2026 (b)	200,000	201,744
5.20%, 03/07/2029 (b)	206,000	206,596
5.35%, 03/07/2034 (b)	200,000	201,593

Synovus Bank, 5.63%, 02/15/2028	896,000	865,905

Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082 (c)	349,000	364,097
U.S. Bancorp,
5.78%, 06/12/2029 (c)	287,000	290,102
4.97%, 07/22/2033 (c)	141,000	131,836
5.84%, 06/12/2034 (c)	258,000	260,660
5.68%, 01/23/2035 (c)	92,000	91,838

UBS AG (Switzerland), 5.65%, 09/11/2028	243,000	247,708
Wells Fargo & Co.,
5.57%, 07/25/2029 (c)	200,000	201,395
5.20%, 01/23/2030 (c)	224,000	222,167
5.39%, 04/24/2034 (c)	135,000	132,825
5.56%, 07/25/2034 (c)	81,000	80,716
6.49%, 10/23/2034 (c)	545,000	579,821
5.50%, 01/23/2035 (c)	278,000	276,268
5.38%, 11/02/2043	1,025,000	980,759
4.75%, 12/07/2046	199,000	172,164
7.63% (c)(d)	227,000	240,763

Westpac Banking Corp. (Australia), 5.41%, 08/10/2033 (c)	19,000	18,644

		26,215,292

Diversified Capital Markets–0.80%
Credit Suisse Group AG (Switzerland),
4.50% (b)(c)(d)(f)	268,000	32,830
5.25% (b)(c)(d)(f)	248,000	30,380
UBS Group AG (Switzerland),
5.71%, 01/12/2027 (b)(c)	256,000	255,992
4.75%, 05/12/2028 (b)(c)	303,000	295,590
6.30%, 09/22/2034 (b)(c)	295,000	305,166
4.38% (b)(c)(d)	258,000	206,716
7.75% (b)(c)(d)	346,000	346,961
		1,473,635

Diversified Financial Services–0.70%

Apollo Global Management, Inc., 6.38%, 11/15/2033	221,000	237,490
Corebridge Financial, Inc.,
6.05%, 09/15/2033 (b)	242,000	247,316
5.75%, 01/15/2034	273,000	272,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Bond Fund

	Principal Amount	Value
Diversified Financial Services–(continued)

Jackson Financial, Inc., 5.67%, 06/08/2032	$17,000	$16,983

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029 (b)	90,000	82,904

OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026 (b)	345,000	341,038

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030 (b)	95,000	89,124

		1,287,399

Diversified Metals & Mining–0.76%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	325,000	327,168
5.25%, 09/08/2030	237,000	239,075
5.25%, 09/08/2033	416,000	418,053
5.50%, 09/08/2053	137,000	140,366

Corp. Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033 (b)	200,000	187,725

Hudbay Minerals, Inc. (Canada), 6.13%, 04/01/2029 (b)	86,000	84,477

		1,396,864

Diversified REITs–0.41%

CubeSmart L.P., 2.50%, 02/15/2032	18,000	14,557
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024 (b)	283,000	282,938
5.25%, 01/30/2026 (b)	464,000	452,506
		750,001

Diversified Support Services–0.36%

Element Fleet Management Corp. (Canada), 6.32%, 12/04/2028 (b)	205,000	210,373
Ritchie Bros. Holdings, Inc. (Canada),
6.75%, 03/15/2028 (b)	216,000	221,335
7.75%, 03/15/2031 (b)	215,000	226,287
		657,995

Drug Retail–1.09%
CK Hutchison International (23) Ltd. (United Kingdom),
4.75%, 04/21/2028 (b)	331,000	328,065
4.88%, 04/21/2033 (b)	302,000	298,215
CVS Pass-Through Trust,
6.04%, 12/10/2028	459,173	462,054
5.77%, 01/10/2033 (b)	850,748	831,796

Walgreens Boots Alliance, Inc., 4.50%, 11/18/2034	100,000	88,715

		2,008,845

Electric Utilities–6.33%

Alabama Power Co., 5.85%, 11/15/2033	67,000	70,164

American Electric Power Co., Inc., 5.20%, 01/15/2029	184,000	183,920
CenterPoint Energy Houston Electric LLC,
5.20%, 10/01/2028	113,000	114,046
Series AJ, 4.85%, 10/01/2052	255,000	236,402

Connecticut Light and Power Co. (The), 5.25%, 01/15/2053	118,000	115,210

	Principal Amount	Value
Electric Utilities–(continued)
Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	$113,000	$115,494
6.15%, 11/15/2052	72,000	78,157
5.90%, 11/15/2053	165,000	174,199
Constellation Energy Generation LLC,
6.13%, 01/15/2034	87,000	90,838
6.50%, 10/01/2053	82,000	90,144

Dominion Energy South Carolina, Inc., 6.25%, 10/15/2053	101,000	111,833

Duke Energy Carolinas LLC, 5.35%, 01/15/2053	221,000	216,649
Duke Energy Corp.,
5.00%, 12/08/2027	83,000	82,483
4.85%, 01/05/2029	178,000	175,115
5.00%, 08/15/2052	235,000	209,664

Duke Energy Indiana LLC, 5.40%, 04/01/2053	167,000	161,337

Edison International, 7.88%, 06/15/2054 (c)	240,000	245,266

Electricite de France S.A. (France), 6.00%, 01/22/2114 (b)	1,455,000	1,375,116

Enel Finance America LLC (Italy), 7.10%, 10/14/2027 (b)	204,000	214,735

Enel Finance International N.V. (Italy), 6.80%, 10/14/2025 (b)	212,000	216,196

Evergy Metro, Inc., 4.95%, 04/15/2033	80,000	78,283

Eversource Energy, 5.50%, 01/01/2034	157,000	155,489

Exelon Corp., 5.60%, 03/15/2053	270,000	263,380
Georgia Power Co.,
4.65%, 05/16/2028	113,000	111,422
4.95%, 05/17/2033	125,000	122,440

Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027 (b)	317,000	296,431

Metropolitan Edison Co., 5.20%, 04/01/2028 (b)	37,000	36,945
MidAmerican Energy Co.,
5.35%, 01/15/2034	61,000	62,235
5.85%, 09/15/2054	120,000	126,589
5.30%, 02/01/2055	152,000	147,953
National Rural Utilities Cooperative Finance Corp.,
4.45%, 03/13/2026	71,000	70,136
4.85%, 02/07/2029	255,000	252,783
5.00%, 02/07/2031	235,000	231,749
5.80%, 01/15/2033	114,000	117,982
7.13%, 09/15/2053 (c)	804,000	833,251
NextEra Energy Capital Holdings, Inc.,
4.63%, 07/15/2027	282,000	277,583
4.90%, 03/15/2029	362,000	357,740
5.00%, 07/15/2032	85,000	82,824
5.25%, 03/15/2034	303,000	297,475
5.55%, 03/15/2054	366,000	355,353

Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	80,000	80,916

Oncor Electric Delivery Co. LLC, 5.65%, 11/15/2033	174,000	179,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Bond Fund

	Principal Amount	Value
Electric Utilities–(continued)
PacifiCorp,
5.10%, 02/15/2029	$186,000	$185,519
5.30%, 02/15/2031	148,000	146,510
5.45%, 02/15/2034	232,000	228,809
5.80%, 01/15/2055	177,000	171,231

Public Service Co. of Colorado, 5.25%, 04/01/2053	127,000	120,262

Public Service Co. of New Hampshire, 5.35%, 10/01/2033	79,000	80,040

Public Service Electric and Gas Co., 5.13%, 03/15/2053	82,000	79,404

San Diego Gas & Electric Co., 5.35%, 04/01/2053	323,000	313,827

Sierra Pacific Power Co., 5.90%, 03/15/2054 (b)	2,000	2,051
Southern Co. (The),
5.70%, 10/15/2032	116,000	118,824
Series B, 4.00%, 01/15/2051 (c)	252,000	242,322

Southwestern Electric Power Co., 5.30%, 04/01/2033	108,000	106,628

Talen Energy Supply LLC, 8.63%, 06/01/2030 (b)	42,000	44,350

Tampa Electric Co., 5.00%, 07/15/2052	93,000	85,168
Virginia Electric & Power Co.,
5.00%, 04/01/2033	115,000	112,767
5.35%, 01/15/2054	138,000	132,991
Series C, 4.63%, 05/15/2052	63,000	54,476
Vistra Operations Co. LLC,
4.38%, 05/01/2029 (b)	8,000	7,306
7.75%, 10/15/2031 (b)	388,000	401,680
6.95%, 10/15/2033 (b)	209,000	217,937
		11,667,899

Electrical Components & Equipment–0.69%
EnerSys,
4.38%, 12/15/2027 (b)	100,000	94,227
6.63%, 01/15/2032 (b)	41,000	41,221
Regal Rexnord Corp.,
6.05%, 04/15/2028 (b)	144,000	144,947
6.30%, 02/15/2030 (b)	17,000	17,319
6.40%, 04/15/2033 (b)	476,000	489,010

Sensata Technologies B.V., 5.88%, 09/01/2030 (b)	210,000	204,719

Sociedad Quimica y Minera de Chile S.A. (Chile), 6.50%, 11/07/2033 (b)	265,000	273,390

		1,264,833

Electronic Components–0.36%

Corning, Inc., 5.45%, 11/15/2079	628,000	582,462

Sensata Technologies, Inc., 3.75%, 02/15/2031 (b)	103,000	88,174

		670,636

Electronic Manufacturing Services–0.35%

EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030 (b)	615,000	617,921

Jabil, Inc., 3.00%, 01/15/2031	30,000	25,639

		643,560

	Principal Amount	Value
Environmental & Facilities Services–0.64%

Clean Harbors, Inc., 6.38%, 02/01/2031 (b)	$131,000	$130,325

GFL Environmental, Inc. (Canada), 6.75%, 01/15/2031 (b)	86,000	88,073
Republic Services, Inc.,
4.88%, 04/01/2029	232,000	231,235
5.00%, 12/15/2033	190,000	187,044
5.00%, 04/01/2034	72,000	70,921
Veralto Corp.,
5.35%, 09/18/2028 (b)	303,000	305,270
5.45%, 09/18/2033 (b)	170,000	170,869

		1,183,737

Financial Exchanges & Data–0.69%
Intercontinental Exchange, Inc.,
4.35%, 06/15/2029	137,000	133,017
4.60%, 03/15/2033	131,000	125,329
4.95%, 06/15/2052	187,000	175,911
5.20%, 06/15/2062	259,000	249,311

Moody’s Corp., 5.25%, 07/15/2044	249,000	243,498
Nasdaq, Inc.,
5.35%, 06/28/2028	77,000	77,821
5.55%, 02/15/2034	113,000	113,844
5.95%, 08/15/2053	52,000	53,554
6.10%, 06/28/2063	95,000	99,230

		1,271,515

Food Distributors–0.05%

Aramark Services, Inc., 5.00%, 04/01/2025 (b)	87,000	86,519

Food Retail–0.15%
Alimentation Couche-Tard, Inc. (Canada),
5.27%, 02/12/2034 (b)	200,000	198,297
5.62%, 02/12/2054 (b)	73,000	72,817
		271,114

Gas Utilities–0.29%
Atmos Energy Corp.,
5.90%, 11/15/2033	107,000	112,592
6.20%, 11/15/2053	85,000	94,167

Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	161,000	161,468

Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	95,000	97,391

Southwest Gas Corp., 5.45%, 03/23/2028	79,000	79,783

		545,401

Gold–0.05%

New Gold, Inc. (Canada), 7.50%, 07/15/2027 (b)	87,000	86,249

Health Care Distributors–0.12%

Cardinal Health, Inc., 5.45%, 02/15/2034	108,000	108,093

Cencora, Inc., 5.13%, 02/15/2034	125,000	122,763

		230,856

Health Care Equipment–0.11%

Alcon Finance Corp. (Switzerland), 5.38%, 12/06/2032 (b)	200,000	200,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Bond Fund

	Principal Amount	Value
Health Care Facilities–0.59%

Encompass Health Corp., 4.50%, 02/01/2028	$85,000	$80,510
HCA, Inc.,
5.00%, 03/15/2024	458,000	457,881
5.90%, 06/01/2053	278,000	273,336

Tenet Healthcare Corp., 4.88%, 01/01/2026	44,000	43,982
UPMC,
5.04%, 05/15/2033	179,000	176,825
5.38%, 05/15/2043	64,000	64,774
		1,097,308

Health Care REITs–0.09%

Diversified Healthcare Trust, 0.00%, 01/15/2026 (b)(g)	139,000	118,150

MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	29,000	19,443

Omega Healthcare Investors, Inc., 3.25%, 04/15/2033	27,000	21,512

		159,105

Health Care Services–0.82%

Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030 (b)	152,000	146,523
Community Health Systems, Inc.,
5.25%, 05/15/2030 (b)	63,000	50,328
4.75%, 02/15/2031 (b)	42,000	31,999
CVS Health Corp.,
5.00%, 01/30/2029	253,000	252,315
5.25%, 01/30/2031	42,000	41,968
5.30%, 06/01/2033	187,000	185,730
6.00%, 06/01/2063	84,000	84,210

DaVita, Inc., 3.75%, 02/15/2031 (b)	56,000	46,019
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	43,000	34,718
Series 2042, 2.72%, 01/01/2042	108,000	76,420
2.86%, 01/01/2052	121,000	77,667

Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	259,000	156,323

Quest Diagnostics, Inc., 6.40%, 11/30/2033	137,000	146,419

Select Medical Corp., 6.25%, 08/15/2026 (b)	85,000	84,863

Star Parent, Inc., 9.00%, 10/01/2030 (b)	85,000	89,813

		1,505,315

Health Care Supplies–0.96%

Medline Borrower L.P., 3.88%, 04/01/2029 (b)	122,000	109,495
Solventum Corp.,
5.40%, 03/01/2029 (b)	522,000	521,325
5.60%, 03/23/2034 (b)	562,000	558,669
5.90%, 04/30/2054 (b)	333,000	326,130
6.00%, 05/15/2064 (b)	269,000	261,469

		1,777,088

Home Improvement Retail–0.67%

Home Depot, Inc. (The), 4.95%, 09/15/2052	114,000	108,363

	Principal Amount	Value
Home Improvement Retail–(continued)
Lowe’s Cos., Inc.,
5.00%, 04/15/2033	$262,000	$258,569
5.63%, 04/15/2053	317,000	314,908
5.75%, 07/01/2053	61,000	61,688
5.80%, 09/15/2062	262,000	261,782
5.85%, 04/01/2063	232,000	234,336

		1,239,646

Homebuilding–0.18%

M.D.C. Holdings, Inc., 6.00%, 01/15/2043	335,000	334,610

Hotel & Resort REITs–0.26%

RLJ Lodging Trust L.P., 4.00%, 09/15/2029 (b)	102,000	89,126
Service Properties Trust,
5.50%, 12/15/2027	145,000	136,672
8.63%, 11/15/2031 (b)	243,000	256,853
		482,651

Hotels, Resorts & Cruise Lines–0.32%

Carnival Corp., 6.00%, 05/01/2029 (b)	100,000	97,784

IRB Holding Corp., 7.00%, 06/15/2025 (b)	83,000	83,178
Marriott International, Inc.,
4.88%, 05/15/2029	78,000	76,991
5.30%, 05/15/2034	131,000	128,985

Royal Caribbean Cruises Ltd., 6.25%, 03/15/2032 (b)	209,000	209,689

		596,627

Household Products–0.05%

Prestige Brands, Inc., 3.75%, 04/01/2031 (b)	101,000	87,345

Housewares & Specialties–0.01%

Newell Brands, Inc., 6.38%, 09/15/2027	15,000	14,577

Independent Power Producers & Energy Traders–0.22%
Clearway Energy Operating LLC,
4.75%, 03/15/2028 (b)	88,000	82,382
3.75%, 02/15/2031 (b)	52,000	43,906

EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030 (b)	176,000	141,598
Vistra Corp.,
7.00% (b)(c)(d)	92,000	89,120
Series C, 8.88% (b)(c)(d)	48,000	48,947
		405,953

Industrial Conglomerates–1.20%

Bidvest Group (UK) PLC (The) (South Africa), 3.63%, 09/23/2026 (b)	234,000	218,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Bond Fund

	Principal Amount	Value
Industrial Conglomerates–(continued)
Honeywell International, Inc.,
4.25%, 01/15/2029	$154,000	$ 150,684
4.88%, 09/01/2029	249,000	249,228
4.95%, 09/01/2031	356,000	355,423
5.00%, 02/15/2033	123,000	123,264
5.00%, 03/01/2035	248,000	247,380
5.25%, 03/01/2054	496,000	495,423
5.35%, 03/01/2064	373,000	372,911
		2,213,130

Industrial Machinery & Supplies & Components–0.35%

Enpro, Inc., 5.75%, 10/15/2026	167,000	164,783
Ingersoll Rand, Inc.,
5.40%, 08/14/2028	38,000	38,334
5.70%, 08/14/2033	159,000	161,814
Nordson Corp.,
5.60%, 09/15/2028	62,000	63,075
5.80%, 09/15/2033	113,000	116,731

nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	19,000	19,013

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029 (b)	96,000	87,579

		651,329

Industrial REITs–1.00%

LXP Industrial Trust, 6.75%, 11/15/2028	86,000	88,864
Prologis L.P.,
4.88%, 06/15/2028	153,000	152,886
4.63%, 01/15/2033	293,000	282,157
4.75%, 06/15/2033	315,000	305,639
5.13%, 01/15/2034	147,000	145,614
5.00%, 03/15/2034	497,000	488,720
5.25%, 06/15/2053	399,000	387,228
5.25%, 03/15/2054	2,000	1,923

		1,853,031

Insurance Brokers–0.53%

Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer, 7.00%, 01/15/2031 (b)	45,000	44,856

Aon Corp./Aon Global Holdings PLC, 5.35%, 02/28/2033	77,000	76,841

Arthur J. Gallagher & Co., 6.75%, 02/15/2054	152,000	171,632

AssuredPartners, Inc., 7.50%, 02/15/2032 (b)	2,000	1,967
HUB International Ltd.,
7.25%, 06/15/2030 (b)	45,000	45,935
7.38%, 01/31/2032 (b)	38,000	38,144
Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	220,000	224,069
6.25%, 11/01/2052	84,000	93,051
5.45%, 03/15/2053	79,000	78,790
5.70%, 09/15/2053	201,000	207,642

		982,927

Integrated Oil & Gas–1.40%
BP Capital Markets America, Inc.,
4.70%, 04/10/2029	391,000	386,467
4.81%, 02/13/2033	199,000	194,211
4.89%, 09/11/2033	19,000	18,641

	Principal Amount	Value
Integrated Oil & Gas–(continued)

BP Capital Markets PLC (United Kingdom), 4.38% (c)(d)	$258,000	$ 254,870
Ecopetrol S.A. (Colombia),
8.88%, 01/13/2033	417,000	438,736
8.38%, 01/19/2036	317,000	318,466
Occidental Petroleum Corp.,
6.20%, 03/15/2040	412,000	418,753
4.63%, 06/15/2045	166,000	134,121
Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	221,190	211,797
6.70%, 02/16/2032	177,000	142,839
10.00%, 02/07/2033	64,000	62,197
		2,581,098

Integrated Telecommunication Services–3.97%

Altice France S.A. (France), 5.50%, 10/15/2029 (b)	55,000	41,712
AT&T, Inc.,
5.40%, 02/15/2034	211,000	211,359
3.55%, 09/15/2055	3,299,000	2,249,711

British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081 (b)(c)	470,000	440,664

Frontier Communications Holdings LLC, 8.63%, 03/15/2031 (b)	44,000	44,620
IHS Holding Ltd. (Nigeria),
5.63%, 11/29/2026 (b)	206,000	181,051
6.25%, 11/29/2028 (b)	200,000	163,718

Iliad Holding S.A.S.U. (France), 6.50%, 10/15/2026 (b)	250,000	247,349

Telecom Italia Capital S.A. (Italy), 6.38%, 11/15/2033	93,000	89,337

Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	660,000	727,268
Verizon Communications, Inc.,
4.50%, 08/10/2033	2,851,000	2,691,515
3.40%, 03/22/2041	49,000	37,565
3.00%, 11/20/2060	177,000	107,779
3.70%, 03/22/2061	117,000	82,741
		7,316,389

Interactive Media & Services–0.67%
Baidu, Inc. (China),
3.08%, 04/07/2025	210,000	204,284
1.72%, 04/09/2026	210,000	194,380

Match Group Holdings II LLC, 3.63%, 10/01/2031 (b)	5,000	4,217
Meta Platforms, Inc.,
4.45%, 08/15/2052	352,000	307,792
4.65%, 08/15/2062	269,000	238,607
5.75%, 05/15/2063	281,000	294,418
		1,243,698

Investment Banking & Brokerage–3.38%

Brookfield Finance, Inc. (Canada), 5.97%, 03/04/2054	131,000	132,183
Charles Schwab Corp. (The),
5.64%, 05/19/2029 (c)	225,000	227,949
6.20%, 11/17/2029 (c)	253,000	261,338
5.85%, 05/19/2034 (c)	226,000	229,617
6.14%, 08/24/2034 (c)	428,000	443,708
Series K, 5.00% (c)(d)	156,000	144,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Bond Fund

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The),
6.16% (SOFR + 0.81%), 03/09/2027 (e)	$480,000	$ 477,646
6.27% (SOFR + 0.92%), 10/21/2027 (e)	84,000	83,979
6.46% (SOFR + 1.12%), 02/24/2028 (e)	88,000	88,267
4.80%, 07/08/2044	579,000	529,181
Series T, 3.80% (c)(d)	15,000	13,818
Series V, 4.13% (c)(d)	184,000	168,270
Series W, 7.50% (c)(d)	728,000	767,329

GTCR W-2 Merger Sub LLC, 7.50%, 01/15/2031 (b)	200,000	208,764

Jefferies Financial Group, Inc., 4.15%, 01/23/2030	30,000	27,929
Morgan Stanley,
5.12%, 02/01/2029 (c)	119,000	118,258
5.16%, 04/20/2029 (c)	501,000	498,308
5.45%, 07/20/2029 (c)	105,000	105,449
6.41%, 11/01/2029 (c)	243,000	253,759
5.17%, 01/16/2030 (c)	95,000	94,441
5.25%, 04/21/2034 (c)	478,000	469,349
5.42%, 07/21/2034 (c)	240,000	238,668
5.47%, 01/18/2035 (c)	228,000	227,818
5.95%, 01/19/2038 (c)	103,000	102,776
5.94%, 02/07/2039 (c)	321,000	316,206

		6,229,313

Leisure Facilities–0.21%

Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028 (b)	228,000	248,890

Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029 (b)	92,000	88,862

VOC Escrow Ltd., 5.00%, 02/15/2028 (b)	48,000	46,141

		383,893

Leisure Products–0.05%

Amer Sports Co. (Finland), 6.75%, 02/16/2031 (b)	89,000	88,640

Life & Health Insurance–3.10%

American Equity Investment Life Holding Co., 5.00%, 06/15/2027	171,000	164,660

Athene Global Funding, 5.58%, 01/09/2029 (b)	369,000	368,073

Athene Holding Ltd., 6.15%, 04/03/2030	32,000	32,950
Corebridge Global Funding,
6.65% (SOFR + 1.30%), 09/25/2026 (b)(e)	437,000	439,095
5.90%, 09/19/2028 (b)	171,000	174,475
5.20%, 01/12/2029 (b)	295,000	292,024

Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026 (b)	1,080,000	1,002,587

F&G Annuities & Life, Inc., 7.40%, 01/13/2028	264,000	271,520

GA Global Funding Trust, 5.50%, 01/08/2029 (b)	302,000	298,611

MAG Mutual Holding Co., 4.75%, 04/30/2041 (b)(h)	1,039,000	898,548

	Principal Amount	Value
Life & Health Insurance–(continued)
MetLife, Inc.,
5.00%, 07/15/2052	$88,000	$ 82,264
5.25%, 01/15/2054	402,000	388,986

New York Life Global Funding, 4.55%, 01/28/2033 (b)	242,000	230,661

Pacific Life Global Funding II, 6.15% (SOFR + 0.80%), 03/30/2025 (b)(e)	305,000	305,778
5.97% (SOFR + 0.62%), 06/04/2026 (b)(e)	123,000	122,978

Principal Financial Group, Inc., 5.38%, 03/15/2033	154,000	155,363

Sammons Financial Group, Inc., 4.75%, 04/08/2032 (b)	49,000	42,614

Sumitomo Life Insurance Co. (Japan), 5.88% (b)(c)(d)	443,000	438,734

		5,709,921

Managed Health Care–0.87%
Humana, Inc.,
5.75%, 12/01/2028	111,000	113,417
5.95%, 03/15/2034	342,000	353,759
UnitedHealth Group, Inc.,
4.25%, 01/15/2029	118,000	115,025
5.30%, 02/15/2030	409,000	417,024
5.35%, 02/15/2033	350,000	357,227
4.50%, 04/15/2033	46,000	44,162
5.05%, 04/15/2053	118,000	112,348
5.20%, 04/15/2063	98,000	93,535

		1,606,497

Marine Transportation–0.53%

A.P. Moller - Maersk A/S (Denmark), 5.88%, 09/14/2033 (b)	152,000	153,233
NCL Corp. Ltd.,
5.88%, 02/15/2027 (b)	90,000	89,014
8.13%, 01/15/2029 (b)	43,000	45,274
Stena International S.A. (Sweden),
7.25%, 01/15/2031 (b)	200,000	199,038
7.63%, 02/15/2031 (b)	494,000	497,120

		983,679

Metal, Glass & Plastic Containers–0.09%

Ball Corp., 6.00%, 06/15/2029	86,000	86,524

OI European Group B.V., 4.75%, 02/15/2030 (b)	94,000	86,626

		173,150

Movies & Entertainment–0.01%

Warnermedia Holdings, Inc., 4.28%, 03/15/2032	20,000	17,652

Multi-Family Residential REITs–0.16%
AvalonBay Communities, Inc.,
5.00%, 02/15/2033	67,000	65,705
5.30%, 12/07/2033	222,000	222,754

		288,459

Multi-line Insurance–0.04%

Massachusetts Mutual Life Insurance Co., 5.67%, 12/01/2052 (b)	82,000	81,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Bond Fund

	Principal Amount	Value
Multi-Utilities–0.95%
Ameren Illinois Co.,
4.95%, 06/01/2033	$125,000	$ 123,144
5.90%, 12/01/2052	84,000	89,378

Black Hills Corp., 6.15%, 05/15/2034	331,000	340,499

Dominion Energy, Inc., 5.38%, 11/15/2032	375,000	373,118

DTE Electric Co., 5.20%, 03/01/2034	122,000	121,480

NiSource, Inc., 5.25%, 03/30/2028	45,000	45,225
Public Service Enterprise Group, Inc.,
5.88%, 10/15/2028	327,000	335,896
6.13%, 10/15/2033	205,000	213,822

WEC Energy Group, Inc., 4.75%, 01/15/2028	119,000	117,693

		1,760,255

Office REITs–0.77%
Alexandria Real Estate Equities, Inc.,
5.25%, 05/15/2036	82,000	78,793
5.63%, 05/15/2054	361,000	347,754

Brandywine Operating Partnership L.P., 7.80%, 03/15/2028	347,000	344,096
Office Properties Income Trust,
4.25%, 05/15/2024	99,000	98,561
4.50%, 02/01/2025	436,000	353,731
2.40%, 02/01/2027	192,000	99,249
9.00%, 03/31/2029 (b)	98,000	91,512

		1,413,696

Oil & Gas Drilling–0.36%
Delek Logistics Partners L.P./Delek Logistics Finance Corp.,
7.13%, 06/01/2028 (b)	144,000	138,006
8.63%, 03/15/2029 (b)	44,000	44,102

Patterson-UTI Energy, Inc., 7.15%, 10/01/2033	121,000	128,285

Rockies Express Pipeline LLC, 6.88%, 04/15/2040 (b)	144,000	141,916

Transocean, Inc., 8.75%, 02/15/2030 (b)	83,700	86,007

Valaris Ltd., 8.38%, 04/30/2030 (b)	131,000	134,437

		672,753

Oil & Gas Equipment & Services–0.05%

Oceaneering International, Inc., 6.00%, 02/01/2028	93,000	91,531

Oil & Gas Exploration & Production–0.98%

Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026 (b)	255,000	256,287

Apache Corp., 7.75%, 12/15/2029	62,000	66,521

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026 (b)	80,000	80,009
ConocoPhillips Co.,
5.55%, 03/15/2054	149,000	150,877
5.70%, 09/15/2063	102,000	104,328

EQT Corp., 5.70%, 04/01/2028	87,000	87,703

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.00%, 04/15/2030 (b)	$76,000	$ 73,859
6.00%, 02/01/2031 (b)	30,000	29,042
6.25%, 04/15/2032 (b)	26,000	25,175
8.38%, 11/01/2033 (b)	52,000	55,897
Murphy Oil Corp.,
6.38%, 07/15/2028	85,000	85,186
5.88%, 12/01/2042	30,000	26,446

Sitio Royalties Operating Partnership L.P./Sitio Finance Corp., 7.88%, 11/01/2028 (b)	87,000	89,007

SM Energy Co., 6.63%, 01/15/2027	24,000	23,924
Southwestern Energy Co.,
5.38%, 03/15/2030	87,000	83,236
4.75%, 02/01/2032	99,000	89,997

Transocean Titan Financing Ltd., 8.38%, 02/01/2028 (b)	237,000	243,416

Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028 (b)	278,000	234,896

		1,805,806

Oil & Gas Refining & Marketing–0.54%

CVR Energy, Inc., 8.50%, 01/15/2029 (b)	507,000	510,577

PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030 (b)	85,000	87,165

Phillips 66 Co., 5.30%, 06/30/2033	199,000	197,430

Raizen Fuels Finance S.A. (Brazil), 6.45%, 03/05/2034 (b)	200,000	203,177

		998,349

Oil & Gas Storage & Transportation–5.41%

Antero Midstream Partners L.P./Antero Midstream Finance Corp., 6.63%, 02/01/2032 (b)	236,000	235,182

El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	81,000	93,677
Enbridge, Inc. (Canada),
5.70%, 03/08/2033	202,000	204,359
7.38%, 01/15/2083 (c)	278,000	279,279
7.63%, 01/15/2083 (c)	209,000	212,182
8.50%, 01/15/2084 (c)	193,000	206,282
Series NC5, 8.25%, 01/15/2084 (c)	316,000	328,600
Energy Transfer L.P.,
5.55%, 02/15/2028	50,000	50,434
6.40%, 12/01/2030	59,000	61,956
5.75%, 02/15/2033	136,000	137,023
6.55%, 12/01/2033	74,000	78,538
5.55%, 05/15/2034	163,000	161,378
5.00%, 05/15/2050	184,000	158,764
5.95%, 05/15/2054	228,000	222,664
8.00%, 05/15/2054 (c)	148,000	153,899
Enterprise Products Operating LLC,
5.35%, 01/31/2033	19,000	19,263
4.20%, 01/31/2050	192,000	158,679
Series D, 6.88%, 03/01/2033	58,000	64,676
8.57% (3 mo. Term SOFR + 3.25%), 08/16/2077 (e)	175,000	175,653

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Genesis Energy L.P./Genesis Energy Finance Corp.,
8.00%, 01/15/2027	$35,000	$ 35,276
7.75%, 02/01/2028	50,000	50,045
8.25%, 01/15/2029	77,000	78,346
8.88%, 04/15/2030	181,000	187,838
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
6.13%, 02/23/2038 (b)	200,000	203,254
6.51%, 02/23/2042 (b)	200,000	206,300
Kinder Morgan, Inc.,
7.80%, 08/01/2031	129,000	144,620
5.20%, 06/01/2033	244,000	237,642
5.45%, 08/01/2052	454,000	418,356
MPLX L.P.,
4.80%, 02/15/2029	176,000	172,514
4.70%, 04/15/2048	215,000	180,306
5.50%, 02/15/2049	282,000	264,357
4.95%, 03/14/2052	308,000	264,650
5.65%, 03/01/2053	44,000	41,898

New Fortress Energy, Inc., 6.75%, 09/15/2025 (b)	184,000	183,221
NGL Energy Operating LLC/NGL Energy Finance Corp.,
8.13%, 02/15/2029 (b)	121,000	122,244
8.38%, 02/15/2032 (b)	281,000	285,662
Northern Natural Gas Co.,
3.40%, 10/16/2051 (b)	52,000	35,942
5.63%, 02/01/2054 (b)	76,000	77,050

ONEOK Partners L.P., 6.85%, 10/15/2037	208,000	223,082
ONEOK, Inc.,
5.65%, 11/01/2028	69,000	70,245
5.80%, 11/01/2030	50,000	51,187
6.35%, 01/15/2031	306,000	320,770
6.10%, 11/15/2032	102,000	105,804
6.05%, 09/01/2033	215,000	221,663
6.63%, 09/01/2053	323,000	347,550

Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	30,000	27,234

Prairie Acquiror L.P., 9.00%, 08/01/2029 (b)	89,000	89,733

Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037	199,000	206,233

Summit Midstream Holdings LLC/ Summit Midstream Finance Corp., 9.00%, 10/15/2026 (b)(i)	85,000	84,180

Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	86,000	85,154

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029 (b)	468,000	467,313
Targa Resources Corp.,
5.20%, 07/01/2027	163,000	162,271
6.25%, 07/01/2052	193,000	195,795

Venture Global Calcasieu Pass LLC, 6.25%, 01/15/2030 (b)	88,000	87,926
Venture Global LNG, Inc.,
9.50%, 02/01/2029 (b)	228,000	243,239
9.88%, 02/01/2032 (b)	234,000	246,520

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)

Western Midstream Operating L.P., 6.15%, 04/01/2033	$160,000	$ 162,696
Williams Cos., Inc. (The),
5.30%, 08/15/2028	340,000	342,704
4.65%, 08/15/2032	22,000	20,937
5.65%, 03/15/2033	19,000	19,329

		9,973,574

Other Specialty Retail–0.18%

Bath & Body Works, Inc., 6.88%, 11/01/2035	259,000	259,372

Tractor Supply Co., 5.25%, 05/15/2033	73,000	72,646

		332,018

Packaged Foods & Meats–0.58%

Bimbo Bakeries USA, Inc. (Mexico), 6.05%, 01/15/2029 (b)	220,000	226,630

J.M. Smucker Co. (The), 6.20%, 11/15/2033	112,000	118,461

McCormick & Co., Inc., 4.95%, 04/15/2033	62,000	60,551
Minerva Luxembourg S.A. (Brazil),
4.38%, 03/18/2031 (b)	542,000	448,860
8.88%, 09/13/2033 (b)	205,000	215,727

		1,070,229

Paper & Plastic Packaging Products & Materials–0.11%

Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2029 (b)	75,000	74,633
Sealed Air Corp.,
7.25%, 02/15/2031 (b)	85,000	87,859
6.88%, 07/15/2033 (b)	35,000	36,255

		198,747

Paper Products–0.12%

Inversiones CMPC S.A. (Chile), 6.13%, 02/26/2034 (b)	220,000	223,630

Passenger Airlines–1.23%
American Airlines Pass-Through Trust,
Series 2021-1, Class B, 3.95%, 07/11/2030	181,650	166,797
Series 2021-1, Class A, 2.88%, 07/11/2034	171,039	145,900

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029 (b)	183,000	179,135

British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035 (b)	128,555	111,642
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025 (b)	174,051	171,922
4.75%, 10/20/2028 (b)	416,037	406,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Bond Fund

	Principal Amount	Value
Passenger Airlines–(continued)
United Airlines Pass-Through Trust,
Series 2016-1, Class B, 3.65%, 01/07/2026	$193,472	$ 183,912
Series 2020-1, Class A, 5.88%, 10/15/2027	252,167	254,859
Series 2018-1, Class AA, 3.50%, 03/01/2030	227,105	208,921
Series 2019-1, Class A, 4.55%, 08/25/2031	178,340	163,811
Series 2019-1, Class AA, 4.15%, 08/25/2031	294,906	274,627

		2,268,406

Passenger Ground Transportation–0.05%

Uber Technologies, Inc., 4.50%, 08/15/2029 (b)	92,000	86,315

Personal Care Products–0.46%

Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.63%, 07/15/2030 (b)	87,000	88,479
Kenvue, Inc.,
5.05%, 03/22/2028	108,000	108,740
5.00%, 03/22/2030	201,000	201,681
4.90%, 03/22/2033	249,000	246,298
5.10%, 03/22/2043	111,000	108,553
5.20%, 03/22/2063	107,000	103,794

		857,545

Pharmaceuticals–1.16%

AstraZeneca Finance LLC (United Kingdom), 4.90%, 02/26/2031	260,000	259,520
Bristol-Myers Squibb Co.,
4.90%, 02/22/2029	77,000	76,844
5.10%, 02/22/2031	93,000	93,407
5.90%, 11/15/2033	160,000	169,397
6.25%, 11/15/2053	109,000	120,833
6.40%, 11/15/2063	153,000	171,025
Eli Lilly and Co.,
4.70%, 02/09/2034	371,000	366,367
5.00%, 02/09/2054	2,000	1,972
5.10%, 02/09/2064	200,000	196,694
Merck & Co., Inc.,
5.00%, 05/17/2053	116,000	112,510
5.15%, 05/17/2063	71,000	69,355
Pfizer Investment Enterprises Pte. Ltd.,
4.45%, 05/19/2028	280,000	274,680
4.75%, 05/19/2033	226,000	220,163

		2,132,767

Property & Casualty Insurance–0.06%

Travelers Cos., Inc. (The), 5.45%, 05/25/2053	104,000	106,243

Rail Transportation–0.76%

Burlington Northern Santa Fe LLC, 5.20%, 04/15/2054	274,000	268,967
Norfolk Southern Corp.,
5.05%, 08/01/2030	58,000	57,984
5.55%, 03/15/2034	128,000	131,490
5.35%, 08/01/2054	175,000	171,670
5.95%, 03/15/2064	172,000	181,630

	Principal Amount	Value
Rail Transportation–(continued)
Union Pacific Corp.,
4.50%, 01/20/2033	$297,000	$ 288,194
5.15%, 01/20/2063	318,000	305,014

		1,404,949

Real Estate Development–0.58%

Piedmont Operating Partnership L.P., 9.25%, 07/20/2028	1,009,000	1,066,671

Regional Banks–0.70%
Citizens Financial Group, Inc.,
3.25%, 04/30/2030	25,000	21,646
5.64%, 05/21/2037 (c)	217,000	199,331

Huntington Bancshares, Inc., 4.44%, 08/04/2028 (c)	110,000	105,674
Truist Financial Corp.,
6.05%, 06/08/2027 (c)	207,000	209,131
7.16%, 10/30/2029 (c)	241,000	255,162
5.44%, 01/24/2030 (c)	60,000	59,376
4.92%, 07/28/2033 (c)	34,000	31,289
6.12%, 10/28/2033 (c)	175,000	178,179
5.87%, 06/08/2034 (c)	230,000	230,091

		1,289,879

Reinsurance–0.49%
Global Atlantic (Fin) Co.,
4.40%, 10/15/2029 (b)	683,000	625,018
3.13%, 06/15/2031 (b)	15,000	12,130
4.70%, 10/15/2051 (b)(c)	309,000	273,021

		910,169

Research & Consulting Services–0.09%

Clarivate Science Holdings Corp., 4.88%, 07/01/2029 (b)	89,000	80,823

Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029 (b)	87,000	80,122

		160,945

Restaurants–0.23%
1011778 BC ULC/New Red Finance, Inc. (Canada),
3.88%, 01/15/2028 (b)	44,000	41,086
3.50%, 02/15/2029 (b)	150,000	135,375

McDonald’s Corp., 5.45%, 08/14/2053	159,000	158,648

Yum! Brands, Inc., 5.38%, 04/01/2032	89,000	85,541

		420,650

Retail REITs–0.48%

Kimco Realty OP LLC, 2.25%, 12/01/2031	13,000	10,355

Kite Realty Group L.P., 5.50%, 03/01/2034	62,000	60,641

Kite Realty Group Trust, 4.75%, 09/15/2030	146,000	137,894

NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026 (b)	93,000	91,303

NNN REIT, Inc., 5.60%, 10/15/2033	95,000	94,806
Realty Income Corp.,
4.85%, 03/15/2030	53,000	51,981
5.63%, 10/13/2032	146,000	147,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Bond Fund

	Principal Amount	Value
Retail REITs–(continued)
Regency Centers L.P.,
4.13%, 03/15/2028	$166,000	$ 158,672
5.25%, 01/15/2034	127,000	124,205

		877,723

Self-Storage REITs–0.42%
Extra Space Storage L.P.,
5.70%, 04/01/2028	72,000	73,052
2.55%, 06/01/2031	36,000	29,630
5.40%, 02/01/2034	238,000	233,439
Public Storage Operating Co.,
5.13%, 01/15/2029	37,000	37,387
5.10%, 08/01/2033	253,000	252,936
5.35%, 08/01/2053	155,000	154,036

		780,480

Semiconductors–0.56%

Broadcom, Inc., 4.30%, 11/15/2032	251,000	232,542

Foundry JV Holdco LLC, 5.88%, 01/25/2034 (b)	451,000	449,214
Micron Technology, Inc.,
4.98%, 02/06/2026	160,000	159,254
5.30%, 01/15/2031	151,000	149,521
2.70%, 04/15/2032	34,000	27,925

Skyworks Solutions, Inc., 3.00%, 06/01/2031	13,000	10,913

		1,029,369

Single-Family Residential REITs–0.03%

Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/2028 (b)	35,000	34,821

Invitation Homes Operating Partnership L.P., 2.30%, 11/15/2028	11,000	9,630

Sun Communities Operating L.P., 5.50%, 01/15/2029	4,000	3,964

		48,415

Sovereign Debt–2.95%

Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027 (b)	200,000	185,860
Brazilian Government International Bond (Brazil),
6.13%, 03/15/2034	280,000	277,102
7.13%, 05/13/2054	600,000	600,737

Colombia Government International Bond (Colombia), 7.50%, 02/02/2034	215,000	217,454

Costa Rica Government International Bond (Costa Rica), 7.30%, 11/13/2054 (b)	255,000	269,344

Hungary Government International Bond (Hungary), 5.50%, 03/26/2036 (b)	200,000	192,503

Ivory Coast Government International Bond (Ivory Coast), 7.63%, 01/30/2033 (b)	305,000	295,731
Mexico Government International Bond (Mexico),
6.35%, 02/09/2035	200,000	205,072
6.00%, 05/07/2036	215,000	214,457
6.40%, 05/07/2054	325,000	320,458

	Principal Amount	Value
Sovereign Debt–(continued)
Panama Government International Bond (Panama),
7.50%, 03/01/2031	$200,000	$ 205,534
8.00%, 03/01/2038	200,000	204,983

Republic of Uzbekistan International Bond (Uzbekistan), 7.85%, 10/12/2028 (b)	225,000	235,638
Romanian Government International Bond (Romania),
6.63%, 02/17/2028 (b)	190,000	195,511
5.88%, 01/30/2029 (b)	166,000	164,973
7.13%, 01/17/2033 (b)	150,000	158,201
6.38%, 01/30/2034 (b)	192,000	191,202
Saudi Government International Bond (Saudi Arabia),
4.75%, 01/16/2030 (b)	264,000	259,778
5.00%, 01/16/2034 (b)	267,000	262,414
5.75%, 01/16/2054 (b)	342,000	331,588

Trinidad & Tobago Government International Bond (Trinidad), 5.95%, 01/14/2031 (b)	200,000	200,950

Turkiye Government International Bond (Turkey), 7.63%, 05/15/2034	260,000	259,252

		5,448,742

Specialized Consumer Services–0.21%

Allwyn Entertainment Financing (UK) PLC (Czech Republic), 7.88%, 04/30/2029 (b)	200,000	206,250

Carriage Services, Inc., 4.25%, 05/15/2029 (b)	200,000	174,081

		380,331

Specialized Finance–0.13%

Blackstone Private Credit Fund, 6.25%, 01/25/2031 (b)	126,000	124,988

Jefferson Capital Holdings LLC, 9.50%, 02/15/2029 (b)	121,000	122,368

		247,356

Specialty Chemicals–0.59%
Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026	353,000	329,993
8.75%, 05/03/2029 (b)	270,000	270,431
5.50%, 03/18/2031	591,000	492,592

		1,093,016

Steel–0.47%

ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	331,000	344,856

Cleveland-Cliffs, Inc., 5.88%, 06/01/2027	325,000	321,914

POSCO (South Korea), 5.63%, 01/17/2026 (b)	200,000	200,238

		867,008

Systems Software–0.96%

Camelot Finance S.A., 4.50%, 11/01/2026 (b)	137,000	131,011

CrowdStrike Holdings, Inc., 3.00%, 02/15/2029	333,000	294,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Bond Fund

	Principal Amount	Value
Systems Software–(continued)
Oracle Corp.,
6.25%, 11/09/2032	$607,000	$ 641,398
4.90%, 02/06/2033	228,000	220,544
6.90%, 11/09/2052	314,000	354,095
5.55%, 02/06/2053	128,000	122,397
		1,763,600

Technology Hardware, Storage & Peripherals–0.12%

Apple, Inc., 4.10%, 08/08/2062	263,000	220,508

Telecom Tower REITs–0.19%

SBA Communications Corp., 3.13%, 02/01/2029	397,000	351,617

Tobacco–0.99%
B.A.T Capital Corp. (United Kingdom),
6.00%, 02/20/2034	145,000	143,546
7.08%, 08/02/2043	42,000	43,808
7.08%, 08/02/2053	83,000	86,008
Philip Morris International, Inc.,
5.13%, 11/17/2027	188,000	188,398
4.88%, 02/15/2028	499,000	496,464
5.25%, 09/07/2028	259,000	261,116
4.88%, 02/13/2029	334,000	328,468
5.63%, 11/17/2029	16,000	16,391
5.13%, 02/13/2031	105,000	103,456
5.75%, 11/17/2032	113,000	115,311
5.63%, 09/07/2033	42,000	42,472
		1,825,438

Trading Companies & Distributors–1.38%

AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045 (b)(c)	1,208,000	1,199,649
Avolon Holdings Funding Ltd. (Ireland),
6.38%, 05/04/2028 (b)	343,000	348,184
5.75%, 03/01/2029 (b)	377,000	371,813
Fortress Transportation and Infrastructure Investors LLC,
5.50%, 05/01/2028 (b)	93,000	89,174
7.88%, 12/01/2030 (b)	174,000	182,587
Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026 (b)	269,000	246,678
3.15%, 06/15/2031 (b)	126,000	99,310
		2,537,395

Transaction & Payment Processing Services–0.69%
Fiserv, Inc.,
5.38%, 08/21/2028	314,000	316,709
5.63%, 08/21/2033	243,000	245,642
5.45%, 03/15/2034	395,000	394,704

Mastercard, Inc., 4.85%, 03/09/2033	309,000	308,775

		1,265,830

Wireless Telecommunication Services–1.62%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025 (b)	231,250	229,742
5.15%, 03/20/2028 (b)	1,382,950	1,378,970

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
T-Mobile USA, Inc.,
5.75%, 01/15/2034	$261,000	$ 268,765
4.50%, 04/15/2050	182,000	154,120
5.65%, 01/15/2053	279,000	277,780
6.00%, 06/15/2054	87,000	91,181
5.50%, 01/15/2055	168,000	163,827
Vodafone Group PLC (United Kingdom),
5.75%, 02/10/2063	60,000	58,768
4.13%, 06/04/2081 (c)	320,000	274,024
5.13%, 06/04/2081 (c)	119,000	88,403
		2,985,580
Total U.S. Dollar Denominated Bonds & Notes (Cost $170,780,437)		168,919,143

	Shares

Preferred Stocks–4.48%
Diversified Banks–2.55%

Bank of America Corp., 6.50%, Series Z, Pfd. (c)	702,000	702,829

Citigroup, Inc., 6.25%, Series T, Pfd. (c)	426,000	425,207

Citigroup, Inc., 5.00%, Series U, Pfd. (c)	905,000	895,591

Citigroup, Inc., 4.00%, Series W, Pfd. (c)	353,000	334,979

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	1,992	2,350,560

		4,709,166

Diversified Financial Services–0.26%

Apollo Global Management, Inc., 7.63%, Pfd. (c)	17,750	474,813

Investment Banking & Brokerage–1.67%

Goldman Sachs Group, Inc. (The), 8.44% (3 mo. Term SOFR + 3.14%), Series P, Pfd. (e)	468,000	468,048

Morgan Stanley, 7.13%, Series E, Pfd.	62,725	1,595,097

Morgan Stanley, 6.88%, Series F, Pfd.	40,000	1,016,000

		3,079,145
Total Preferred Stocks (Cost $8,414,213)		8,263,124

	Principal Amount

U.S. Treasury Securities–2.76%
U.S. Treasury Bills–0.31%
4.79% - 5.36%, 04/18/2024 (j)(k)	$566,000	562,499

U.S. Treasury Bonds–0.46%
4.50%, 02/15/2044	180,700	180,686
4.75%, 11/15/2053	628,500	668,861
		849,547

U.S. Treasury Notes–1.99%
4.25%, 01/31/2026	63,000	62,535
4.13%, 02/15/2027	468,000	464,179
4.00%, 01/31/2029	1,081,700	1,069,362
4.00%, 01/31/2031	49,000	48,212
4.00%, 02/15/2034	2,064,800	2,024,633
		3,668,921
Total U.S. Treasury Securities (Cost $5,069,558)		5,080,967

Asset-Backed Securities–1.14%

IP Lending III Ltd., Series 2022-3A, Class SNR, 3.38%, 11/02/2026 (b)(h)	44,480	40,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Bond Fund

	Principal Amount		Value

Jimmy John’s Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047 (b)		$371,815	$358,092

Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053 (b)		464,000	480,838
Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050 (b)		306,870	291,058
Series 2021-1A, Class A2I, 2.19%, 08/20/2051 (b)		204,925	177,039
Series 2021-1A, Class A2II, 2.64%, 08/20/2051 (b)		204,925	166,657

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048 (b)		629,780	594,790
Total Asset-Backed Securities (Cost $2,224,405)			2,108,693

Variable Rate Senior Loan Interests–0.42% (l)(m)
Gas Utilities–0.04%

NGL Energy Operating LLC, Term Loan, 9.83%, 02/03/2031		78,000	78,366

Leisure Products–0.05%

Amer Sports (Finland), Term Loan B, 8.58%, 02/10/2031 (h)		97,511	97,511

Oil & Gas Storage & Transportation–0.33%

NFE Atlantic Holdings LLC, Term Loan B, 10.32%, 10/30/2028		601,000	602,878
Total Variable Rate Senior Loan Interests (Cost $728,479)			778,755

Non-U.S. Dollar Denominated Bonds & Notes–0.27% (n)
Movies & Entertainment–0.21%

Netflix, Inc., 3.88%, 11/15/2029 (b)	EUR	350,000	384,147

	Principal Amount		Value
Pharmaceuticals–0.06%

Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026(b)	EUR	100,000	$112,002
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $486,586)			496,149

Municipal Obligations–0.13%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037		$145,000	135,054
Series 2022, RB, 4.35%, 06/01/2041		110,000	100,918
Total Municipal Obligations (Cost $255,000)			235,972

	Shares

Money Market Funds–0.00%

Invesco Government & Agency Portfolio, Institutional Class, 5.24% (o)(p)		2	2

Invesco Treasury Portfolio, Institutional Class, 5.23% (o)(p)		2	2
Total Money Market Funds (Cost $4)			4

Options Purchased–0.04%
(Cost $70,710) (q)			65,220

TOTAL INVESTMENTS IN SECURITIES–100.84% (Cost $188,029,392)			185,948,027

OTHER ASSETS LESS LIABILITIES—(0.84)%			(1,545,595)

NET ASSETS–100.00%			$184,402,432

Investment Abbreviations:

BDC	- Convertible Business Development Company
Conv.	- Convertible
EUR	- Euro
Pfd.	- Preferred
RB	- Revenue Bonds
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Bond Fund

Notes to Schedule of Investments:

(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2024 was $56,501,724, which represented 30.64% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2024.
(f)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at February 29, 2024 represented less than 1% of the Fund’s Net Assets.

(g)	Zero coupon bond issued at a discount.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(m)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 29, 2024.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 29, 2024	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$ 676,151	$18,979,008	$(19,655,157)	$ -	$ -	$2	$31,624

Invesco Liquid Assets Portfolio, Institutional Class	482,846	13,556,434	(14,039,452)	33	139	-	19,021

Invesco Treasury Portfolio, Institutional Class	772,745	21,690,294	(22,463,037)	-	-	2	30,960

Total	$1,931,742	$54,225,736	$(56,157,646)	$33	$139	$4	$81,605

(p)	The rate shown is the 7-day SEC standardized yield as of February 29, 2024.
(q)	The table below details options purchased.

Open Exchange-Traded Index Options Purchased
	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value (a)	Value

Equity Risk

S&P 500 Index	Call	05/17/2024	6	USD 5,140.00	USD 3,084,000	$65,220

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	26	June-2024	$5,323,500	$2,652	$2,652

U.S. Treasury Long Bonds	85	June-2024	10,136,250	69,545	69,545

U.S. Treasury Ultra Bonds	24	June-2024	3,069,000	28,894	28,894

Subtotal–Long Futures Contracts				101,091	101,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Bond Fund

Open Futures Contracts–(continued)

					Unrealized
	Number of	Expiration	Notional		Appreciation
Short Futures Contracts	Contracts	Month	Value	Value	(Depreciation)

Interest Rate Risk

U.S. Treasury 5 Year Notes	13	June-2024	$(1,389,781)	$(2,058)	$(2,058)

U.S. Treasury 10 Year Notes	62	June-2024	(6,847,125)	(24,328)	(24,328)

U.S. Treasury 10 Year Ultra Notes	96	June-2024	(10,960,500)	(5,290)	(5,290)

Subtotal–Short Futures Contracts				(31,676)	(31,676)

Total Futures Contracts				$69,415	$69,415

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk
05/15/2024	Goldman Sachs International	EUR	361,000	USD	389,648	$(1,667)

05/15/2024	Morgan Stanley and Co. International PLC	USD	71,863	EUR	66,000	(321)

Total Forward Foreign Currency Contracts						$(1,988)

Abbreviations:
EUR –Euro
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Bond Fund

Statement of Assets and Liabilities
February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $188,029,388)	$185,948,023
Investments in affiliated money market funds, at value (Cost $4)	4
Other investments:
Variation margin receivable – futures contracts	5,142

Foreign currencies, at value (Cost $9,380)	9,411
Receivable for:
Investments sold	7,111,527
Dividends	50,861
Interest	2,278,248
Investments matured, at value (Cost $200,000)	9,000

Investment for trustee deferred compensation and retirement plans	21,642
Total assets	195,433,858

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,988
Payable for:
Investments purchased	8,460,091
Dividends	50,619
Amount due custodian	2,408,359
Accrued fees to affiliates	19,132
Accrued other operating expenses	69,595

Trustee deferred compensation and retirement plans	21,642
Total liabilities	11,031,426

Net assets applicable to common shares	$184,402,432

Net assets applicable to common shares consist of:

Shares of beneficial interest	$219,694,983

Distributable earnings (loss)	(35,292,551)

$184,402,432

Common shares outstanding, no par value, with an unlimited number of common shares authorized:

Shares outstanding	11,418,446

Net asset value per common share	$16.15

Market value per common share	$15.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Bond Fund

Statement of Operations
For the year ended February 29, 2024

Investment income:

Interest (net of foreign withholding taxes of $1,131)	$9,839,147

Dividends	349,890

Dividends from affiliated money market funds	81,605

Total investment income	10,270,642

Expenses:
Advisory fees	763,989

Administrative services fees	25,917

Custodian fees	24,193

Transfer agent fees	44,245

Trustees’ and officers’ fees and benefits	18,934

Registration and filing fees	24,101

Reports to shareholders	40,036

Professional services fees	86,000

Other	5,239

Total expenses	1,032,654

Less: Fees waived	(1,866)

Net expenses	1,030,788

Net investment income	9,239,854

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(15,066,623)

Affiliated investment securities	139

Foreign currencies	1,556

Forward foreign currency contracts	5,501

Futures contracts	(765,558)

Option contracts written	(63,307)

Swap agreements	(132,931)

(16,021,223)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	15,080,390

Affiliated investment securities	33

Foreign currencies	938

Forward foreign currency contracts	(9,781)

Futures contracts	96,770

Option contracts written	(1,053)

15,167,297

Net realized and unrealized gain (loss)	(853,926)

Net increase in net assets resulting from operations	$8,385,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Bond Fund

Statement of Changes in Net Assets
For the years ended February 29, 2024 and February 28, 2023

	2024	2023

Operations:
Net investment income	$9,239,854	$8,142,278

Net realized gain (loss)	(16,021,223)	(16,535,427)

Change in net unrealized appreciation (depreciation)	15,167,297	(13,710,285)

Net increase (decrease) in net assets resulting from operations	8,385,928	(22,103,434)

Distributions to common shareholders from distributable earnings	(9,250,107)	(8,547,965)

Net increase in common shares of beneficial interest	46,985	–

Net increase (decrease) in net assets	(817,194)	(30,651,399)

Net assets:
Beginning of year	185,219,626	215,871,025

End of year	$184,402,432	$185,219,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Bond Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Years Ended	Year ended			Year Ended
	February 28,	February 29,			February 28,
	2024	2023	2022	2021	2020

Net asset value, beginning of period	$16.23	$18.91	$20.81	$21.06	$19.07

Net investment income (a)	0.81	0.71	0.65	0.71	0.77

Net gains (losses) on securities (both realized and unrealized)	(0.08)	(2.64)	(1.35)	0.52	2.27

Total from investment operations	0.73	(1.93)	(0.70)	1.23	3.04

Less:
Dividends from net investment income	(0.81)	(0.75)	(0.66)	(0.73)	(0.81)

Distributions from net realized gains	–	(0.00)	(0.54)	(0.75)	(0.24)

Total distributions	(0.81)	(0.75)	(1.20)	(1.48)	(1.05)

Net asset value, end of period	$16.15	$16.23	$18.91	$20.81	$21.06

Market value, end of period	$15.76	$16.23	$17.70	$19.78	$19.51

Total return at net asset value (b)	4.98%	(10.07)%	(3.46)%	6.11%	16.39%

Total return at market value (c)	2.44%	(3.92)%	(4.94)%	8.88%	15.13%

Net assets, end of period (000’s omitted)	$184,402	$185,220	$215,871	$237,591	$239,766

Portfolio turnover rate (d)	175%	134%	137%	173%	158%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	0.57%	0.63%	0.52%	0.54%	0.53%

Without fee waivers and/or expense reimbursements	0.57%	0.63%	0.52%	0.54%	0.53%

Ratio of net investment income to average net assets	5.08%	4.25%	3.17%	3.39%	3.83%

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Bond Fund

Notes to Financial Statements
February 29, 2024
NOTE 1–Significant Accounting Policies
Invesco Bond Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end
management investment company.
The Fund’s investment objective is to seek interest income while conserving capital.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946,
Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s
end-of-business-day
net asset value per share.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standard
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income
– Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

30	Invesco Bond Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
C .
Country Determination
– For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions
– The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common shareholders.

E.
Federal Income Taxes –
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Accounting Estimates –
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end
date and before the date the financial statements are released to print.

G.
Indemnifications
– Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.
Foreign Currency Translations
– Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
I.
Forward Foreign Currency Contracts
– The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).

31	Invesco Bond Fund

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
J.
Futures Contracts
– The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.
Call Options Purchased and Written
– The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently
“marked-to-market”
to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently
“marked-to-market”
to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
L.
Swap Agreements
– The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter
(“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined
level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party
contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In

32	Invesco Bond Fund

connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of February 29, 2024, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
M.
Leverage Risk
– Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.
Collateral
–To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

O.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.
The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.
NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.420%

Over $500 million	0.350%

For the year ended February 29, 2024, the effective advisory fee rate incurred by the Fund was 0.42%.
Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended February 29, 2024, the Adviser waived advisory fees of $1,866.
The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2024, expenses incurred under this agreement are shown in the

33	Invesco Bond Fund

Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
Certain officers and trustees of the Fund are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 29, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$168,020,595	$898,548	$168,919,143

Preferred Stocks	5,436,470	2,826,654	–	8,263,124

U.S. Treasury Securities	–	5,080,967	–	5,080,967

Asset-Backed Securities	–	2,068,474	40,219	2,108,693

Variable Rate Senior Loan Interests	–	681,244	97,511	778,755

Non-U.S. Dollar Denominated Bonds & Notes	–	496,149	–	496,149

Municipal Obligations	–	235,972	–	235,972

Money Market Funds	4	–	–	4

Options Purchased	65,220	–	–	65,220

Total Investments in Securities	5,501,694	179,410,055	1,036,278	185,948,027

Other Investments - Assets*

Investments Matured	–	9,000	–	9,000

Futures Contracts	101,091	–	–	101,091

	101,091	9,000	–	110,091

Other Investments - Liabilities*

Futures Contracts	(31,676)	–	–	(31,676)

Forward Foreign Currency Contracts	–	(1,988)	–	(1,988)

	(31,676)	(1,988)	–	(33,664)

Total Other Investments	69,415	7,012	–	76,427

Total Investments	$5,571,109	$179,417,067	$1,036,278	$186,024,454

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured is shown at value.
NOTE 4–Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out
netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

34	Invesco Bond Fund

Value of Derivative Investments at
Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2024:

	Value
Derivative Assets	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded (a)	$–	$101,091	$101,091

Options purchased, at value – Exchange-Traded (b)	65,220	–	65,220

Total Derivative Assets	65,220	101,091	166,311

Derivatives not subject to master netting agreements	(65,220)	(101,091)	(166,311)

Total Derivative Assets subject to master netting agreements	$–	$–	$–

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded (a)	$–	$(31,676)	$(31,676)

Unrealized depreciation on forward foreign currency contracts outstanding	(1,988)	–	(1,988)

Total Derivative Liabilities	(1,988)	(31,676)	(33,664)

Derivatives not subject to master netting agreements	–	31,676	31,676

Total Derivative Liabilities subject to master netting agreements	$(1,988)	$–	$(1,988)

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 29, 2024.

	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Goldman Sachs International	$(1,667)	$(1,667)	$–	$–	$(1,667)

Morgan Stanley and Co. International PLC	(321)	(321)	–	–	(321)

Total	$(1,988)	$(1,988)	$–	$–	$(1,988)

Effect of Derivative Investments for the year ended February 29, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$5,501	$-	$-	$5,501

Futures contracts	-	-	-	(765,558)	(765,558)

Options purchased (a)	-	-	256,869	-	256,869

Options written	-	-	(63,307)	-	(63,307)

Swap agreements	(132,931)	-	-	-	(132,931)

Change in Net Unrealized Appreciation (Depreciation):

Forward foreign currency contracts	-	(9,781)	-	-	(9,781)

Futures contracts	-	-	-	96,770	96,770

Options purchased (a)	-	-	47,735	-	47,735

Options written	-	-	(1,053)	-	(1,053)

Total	$(132,931)	$(4,280)	$240,244	$(668,788)	$(565,755)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

35	Invesco Bond Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Swap Agreements

Average notional value	$547,162	$44,134,187	$2,548,458	$1,814,583	$7,154,000

Average contracts	–	–	6	4	–

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and
“Trustees’ and Officers’ Fees and Benefits”
includes amounts accrued by the Fund to fund such deferred compensation amounts.
NOTE 6–Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end,
are shown in the Statement of Assets and Liabilities under the payable caption
Amount due custodian
. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2024 and February 28, 2023:

	2024	2023

Ordinary income*	$9,250,107	$8,506,898

Long-term capital gain	–	41,067

Total distributions	$9,250,107	$8,547,965

*	Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at
Period-End:

2024

Net unrealized appreciation (depreciation) – investments	$(2,562,589)

Net unrealized appreciation – foreign currencies	261

Temporary book/tax differences	(16,466)

Capital loss carryforward	(32,713,757)

Shares of beneficial interest	219,694,983

Total net assets	$184,402,432

The difference between book-basis and
tax-basis
unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of February 29, 2024, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$7,622,912	$25,090,845	$32,713,757

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2024 was $162,969,580 and $160,997,055, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,064,211

Aggregate unrealized (depreciation) of investments	(5,626,800)

Net unrealized appreciation (depreciation) of investments	$(2,562,589)

Cost of investments for tax purposes is $188,587,043.

36	Invesco Bond Fund

NOTE 9–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of distributions, foreign currency transactions and amortization and accretion on debt securities, on February 29, 2024, undistributed net investment income was increased by $90,842, undistributed net realized gain (loss) was decreased by $66,538 and shares of beneficial interest was decreased by $24,304. This reclassification had no effect on the net assets of the Fund.
NOTE 10–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended February 29,	Year Ended February 28,
	2024	2023

Beginning shares	11,415,552	11,415,552

Shares issued through dividend reinvestment	2,894	–

Ending shares	11,418,446	11,415,552

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.
NOTE 11–Dividends
The Fund declared the following dividends from net investment income subsequent to February 29, 2024:

Declaration Date	Amount per Share	Record Date	Payable Date

March 1, 2024	$0.0650	March 15, 2024	March 28, 2024

April 1, 2024	$0.0650	April 16, 2024	April 30, 2024

37	Invesco Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Bond Fund (the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent, brokers and agent bank; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 25, 2024
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

38	Invesco Bond Fund

Tax Information
Form
1099-DIV,
Form
1042-S
and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2024:

Federal and State Income Tax
Qualified Dividend Income*	9.93%
Corporate Dividends Received Deduction*	8.41%
U.S. Treasury Obligations*	2.71%
Qualified Business Income*	0.00%
Business Interest Income*	91.59%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	74.05%

** The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Bond Fund

Additional Information
Investment Objective, Policies and Principal Risks of the Fund

Recent Changes
During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Investment Objective
The investment objective of Invesco Bond Fund (the “Fund”) is to seek interest income while conserving capital. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval.
Investment Policies of the Fund
It is the Fund’s policy, which may not be changed without shareholder approval, to have at least 80% of its total assets invested in: (a) debt securities rated, at the time of purchase, in one of the four highest categories by Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings, Inc.; (b) securities of, or guaranteed by, the U.S. government or any agency of the U.S. government; (c) commercial paper rated “prime”; or (d) cash and cash equivalents. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (“1940 Act”). In complying with this 80% investment requirement, the Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement. If two or more nationally recognized statistical rating organization (“NRSRO”) have assigned different ratings to a security, the Adviser uses the highest rating assigned.
†
 The Fund invests primarily in fixed-rate U.S. investment grade corporate bonds and may invest up to 20% of its total assets in non-investment
grade, U.S. dollar-denominated and
non-U.S.
dollar-denominated securities of foreign issuers (in both developed and emerging markets).
 The Fund may invest in securities of foreign issuers in the form of depositary receipts.
 The Fund may invest in government securities, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities of any rating.
 The Fund may invest up to 25% of its total assets in convertible debentures and bonds with warrants attached, provided that the Fund does not have, as a direct result of any such investment, more than 20% of its total assets invested in equity securities.
 Ordinarily, the Fund purchases debt securities which by their terms contain call or refunding protection for a minimum of five years from the date of issuance, or which are not considered by the Fund likely to be called or refunded for a minimum of five years, in order to preserve for such periods the initial annual yields obtained on these debt securities.
 The Fund may invest in securities subject to contractual restrictions on resale. The Fund may also invest up to 5% of its net assets in bank loans, loan participations and assignments.

Derivatives
. The Fund can utilize derivative instruments including swap contracts, futures contracts, forward foreign currency contracts and options. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income.
 The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. The Fund may invest in bond or rate futures contracts to manage interest rate exposure. The Fund can use treasury futures contracts to increase or reduce its exposure to U.S. Treasury securities. The Fund may not enter into a futures contract if immediately thereafter the Fund’s current liability under all futures contracts would be more than 30% of the Fund’s total assets.
 The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts for investment purposes or to manage interest rate, currency or credit risk.
 The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to seek gain or to mitigate the risk of foreign currency exposure. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
 The Fund can use options to seek investment return or to seek to mitigate risk and to seek to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk.
 In attempting to meet its investment objective, the Fund may engage in active and frequent trading of portfolio securities.

Temporary Defensive Investments.
The Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or other atypical circumstances. As a result, the Fund may not achieve its investment objective.

Investment Process.
The Fund’s portfolio managers believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. The Fund’s portfolio managers use this philosophy in an effort to generate a total return consisting of income and capital appreciation. The Fund’s security selection is supported by a team of specialists. Team members conduct top-down
macroeconomic analysis and
bottom-up
analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner. Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” versus the Fund’s benchmark as well as the risk parameters for the Fund. (Alpha is a measure of performance on a risk-adjusted basis.) Investment vehicles are evaluated for liquidity and risk versus relative value. The credit research process utilized by the Fund to implement its investment strategy in pursuit of its investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (ESG) considerations. Credit quality analysis for certain issuers therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The Fund’s portfolio managers may determine that ESG considerations are not material to certain issuers or types of investments held by the Fund. In addition, not all issuers or Fund investments may undergo a credit quality analysis that considers ESG factors, and not all investments held by the Fund will rate strongly on ESG criteria. Sell decisions generally are based on: (1) a conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure); (2) the need to limit or reduce exposure to a particular sector or issuer; (3) degradation of an issuer’s credit quality; (4) realignment of a valuation target; (5) presentation of a better relative value opportunity.

In addition, the following policies are fundamental policies of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act:
 The Fund may not invest more than 5% of its total assets at market value in securities of companies which, including predecessor companies and operations, have been in continuous operation less than three years.
 The Fund may invest no more than 10% of its assets in preferred stocks.
 The Fund may not invest more than 20% of its assets in debt securities which are not publicly offered or traded or in debt securities purchased in private placements, of which no more than 10% of its assets may be in securities of issuers which have not issued comparable securities which are rated at the time of purchase at least Baa (as determined by Moody’s Investors Service, Inc.) or BBB (as determined by S&P Global Ratings or Fitch Ratings, Inc.). Securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) are not considered to be subject to the foregoing 20% limitation.
 The Fund may invest up to 10% of its total assets in securities of companies which invest or deal in real estate, including real estate investment trusts (“REITs”).

40	Invesco Bond Fund

Principal Risks of Investing in the Fund
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk.
The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or other events may have a significant impact on the value of the Fund’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Fund’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Market Disruption Risks Related to Armed Conflict.
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact the Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events, and other implications cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

Debt Securities Risk.
The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

Changing Fixed Income Market Conditions Risk.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs and potentially lower the Fund’s performance returns.
 Interest Rate Risk.
Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes.
 Credit Risk.
The issuers of instruments in which the Fund invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Fund invests in junk bonds, which may cause the Fund to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.
 Income Risk.
The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from the Fund may decrease as well.
 Call Risk.
If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
 U.S. Government Obligations Risk.
Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
 High Yield Debt Securities (Junk Bond) Risk.
The Fund’s investments in high yield debt securities (commonly referred to as junk bonds) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.
 Derivatives Risk.
The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute

41	Invesco Bond Fund

under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
 Forward Foreign Currency Contracts Risk.
Forward foreign currency contracts are used to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. They are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the Fund’s holdings, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.
 Future Contracts Risk.
The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
 Options Risk.
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option at the exercise price during the term of the option (for American style options) or on a specified date (for European style options), the security, currency or other instrument underlying the option (or to receive payment of a cash settlement amount, in the case of cash-settled options, such as index options). Options transactions represent the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market value of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.
 Swap Transactions Risk.
Under U.S. financial reform legislation enacted in 2010, certain types of swaps are required to be executed on a regulated market and cleared through a central clearing house counterparty, which may entail further risks and costs for the Fund. Swap agreements are privately negotiated in the over-the-counter
market and may be entered into as a bilateral contract or may be centrally cleared. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a central clearing house counterparty, and the Fund faces the central clearing house counterparty by means of an account with a futures commission merchant that is a member of the clearing house.
 Market Discount from Net Asset Value Risk.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their net asset value. Because the market price of the Fund’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.
 Foreign Securities Risk.
The value of the Fund’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Fund’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, currency forward contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.
 Foreign Credit Exposure Risk.
U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
 Emerging Markets Securities Risk.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
 Mortgage– and Asset–Backed Securities Risk.
Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately-issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress.
Privately-issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans

42	Invesco Bond Fund

underlying privately-issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
 Convertible Securities Risk.
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.
 Liquidity Risk.
The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Certain restricted securities require special registration and pose valuation difficulties. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
 Restricted Securities Risk.
Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Fund may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.
 Rule 144A Securities and Other Exempt Securities Risk.
The Fund may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended. These securities while initially privately placed, typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. If there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Fund may have difficulty selling such securities at a desirable time or price. As a result, the Fund’s investment in such securities may be subject to increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Fund) to keep certain offering information confidential, which could adversely affect the ability of the Fund to sell such securities.
 Preferred Securities Risk.
Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment
than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
 REIT Risk/Real Estate Risk.
Investments in real estate related instruments may be adversely affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap
companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults on certain types of debt obligations held by the Fund, the Fund may acquire real estate directly, which involves additional risks such as environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
 Environmental, Social and Governance (ESG) Considerations Risk.
The ESG considerations that may be assessed as part of a credit research process to implement the Fund’s investment strategy in pursuit of its investment objective may vary, and not every ESG factor may be identified or evaluated for every investment, and not every investment or issuer may be evaluated for ESG considerations. The incorporation of ESG factors as part of a credit analysis may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The Fund may underperform other funds that do not incorporate ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic, which could negatively impact the ability to accurately assess credit quality, which could negatively impact the Fund’s performance. There is no guarantee that the incorporation of ESG considerations will be additive to the Fund’s performance.
 Cash/Cash Equivalents Risk.
In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
 Risks of Investing in Bank Loans, Loan Participations and Assignments.
Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Newly originated loans (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.
 The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling a participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off
against the borrower, and the Fund may not directly benefit from any collateral supporting a loan in which it has purchased a participation. In addition, the Fund’s rights to consent to modifications of the loan are limited and it is dependent upon the participating lender to enforce the Fund’s rights upon a default. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation.
 The rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loans, loan participations and assignments could be sold only to a limited number of institutional investors. If there is no active secondary market for a loan, it may be more difficult to price the loan or to sell the interests in such a loan at a price that is acceptable. In addition, loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts.
 Depositary Receipts Risk.
Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the

43	Invesco Bond Fund

underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
 Active Trading Risk.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
 Financial Markets Regulatory Risk.
Policy changes by the U.S. government or its regulatory agencies and other governmental actions and political events within the U.S. and abroad, changes to the monetary policy by the Federal Reserve or other regulatory actions, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit, may affect investor and consumer confidence, increase volatility in the financial markets, perhaps suddenly and to a significant degree, result in higher interest rates, and even raise concerns about the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Fund, including by adversely impacting the Fund’s operations, universe of potential investment options, and return potential.
 Management Risk.
The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.

†
Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

44	Invesco Bond Fund

Trustees and Officers
The address of each trustee and officer is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Jeffrey H. Kupor 1 – 1968 Trustee	2024
Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd., Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
			165	None
Douglas Sharp 1 — 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	165	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Bond Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	165	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit)
President and Director Director of Grahamtastic Connection
(non-profit)

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	165	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	165	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School –Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	165	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds
			165	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	165	Member and Chairman, of the Bentley University, Business School Advisory Council; and Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	165	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Prema Mathai-Davis – 1950 Trustee	2014	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	165	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Bond Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley
(non-profit
cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)
			165
Member of Board of Trust for Mutual Understanding
(non-profit
promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting
(non-profit
journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	165	None
Robert C. Troccoli – 1949 Trustee	2016	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	165	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	165	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America
Correspondence information

T-3	Invesco Bond Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen
			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc., Assistant Secretary, Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019
Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; and Trustee, Invesco Foundation, Inc.

Formerly: Senior Vice President, Invesco Group Services, Inc.;. Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC
			N/A	N/A

T-4	Invesco Bond Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2010
Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023
Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.
			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A

T-5	Invesco Bond Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett
			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1331 Spring Street NW, Suite 2500	1000 Louisiana Street, Suite 5800	225 Franklin Street
	Atlanta, GA 30309	Houston, TX 77002-5021	Boston, MA 02110-2801

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Computershare Trust Company, N.A
2005 Market Street, Suite 2600	787 Seventh Avenue	250 Royall Street
Philadelphia, PA 19103-7018	New York, NY 10019	Canton, MA 02021

T-6	Invesco Bond Fund

(This page intentionally left blank)

Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form
N-PORT
filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.
 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/
corporate/about-us/esg.
The information is also available on the SEC website,sec.gov.
 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-02090	VK-CE-BOND-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy. Cynthia Hostetler, Anthony J. LaCava, Jr., Robert C. Troccoli and James Liddy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2024	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023
Audit Fees	$40,663	$38,942
Audit-Related Fees	$0	$0
Tax Fees(1)	$16,098	$15,053
All Other Fees	$0	$0

Total Fees	$56,761	$53,995

(1)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,094,000	$874,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,094,000	$874,000

(1)	Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,510,000 for the fiscal year ended February 29, 2024 and $7,376,000 for the fiscal year ended February 28, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,620,098 for the fiscal year ended February 29, 2024 and $8,265,053 for the fiscal year ended February 28, 2023.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective January 2024

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Applicability of Policy	3

II.	Global Proxy Voting Operational Procedures	4
	A. Oversight and Governance	4
	B. The Proxy Voting Process	4
	C. Retention and Oversight of Proxy Service Providers	5
	D. Disclosures and Recordkeeping	5
	E. Market and Operational Limitations	6
	F. Securities Lending	7
	G. Conflicts of Interest	7
	H. Review of Policy	8

III.	Our Good Governance Principles	9
	A. Transparency	9
	B. Accountability	10
	C. Board Composition and Effectiveness	12
	D. Long-Term Stewardship of Capital	13
	E. Environmental, Social and Governance Risk Oversight	14
	F. Executive Compensation and Alignment	15

	Exhibit A	17

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which we believe describe policies and procedures reasonably designed to ensure proxy voting matters are conducted in the best interests of our clients.
A.
Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of our clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules-based and cover topics that typically appear on voting ballots. Invesco’s portfolio management teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Applicability of Policy
Invesco’s portfolio management teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A and include: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd, Invesco Real Estate Management S.a.r.l and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which Invesco believes benefits shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, portfolio management teams of our passively managed accounts retain full discretion over proxy voting decisions and may determine it appropriate to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in the Policy. To the extent our portfolio management teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by the Policy or internal guidelines, our portfolio management teams will evaluate such proposal and execute the voting decision.

II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally and Invesco’s Global Head of ESG and is chaired by its Director of Proxy Voting and Governance. Representatives from Invesco’s Legal and Compliance, Risk and Government Affairs departments may also participate in Global IPAC meetings. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
•
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
•
assist Invesco in meeting regulatory obligations;
•
review votes not aligned with our good governance principles; and
•
consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and portfolio management teams to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of the Policy due to an actual or perceived conflict of interest; the Global IPAC reviews any such voting decisions.
B.
The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, such as our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on its internal proxy voting guidelines and in circumstances where Majority Voting, share blocking (as defined below) or proportional voting applies. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
C.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each based on Invesco’s internally developed proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s portfolio management teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our portfolio management teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing oversight of Proxy Service Providers. The topics included in these annual due diligence reviews include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other things. In addition, Invesco monitors and communicates with these firms throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls operated effectively to provide reasonable assurance.
D.
Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the U.S. Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. These fund proxy voting filings and institutional manager say on pay voting filings will generally be made on or before August 31st of each year. Each year, the proxy voting records for each U.S. registered fund are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•
In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
•
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014 and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
•
In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
•
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly pre-disclose voting intentions in advance of shareholder meetings.
E.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
•
Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Invesco generally refrains from voting proxies at companies where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.

•
Some companies require a representative to attend meetings in person to vote a proxy, or submit additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation or disclosures outweigh the benefit of voting a particular proxy.
•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
•
Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue to outweigh the benefits of voting at a specific meeting. The relevant portfolio manager will make these determinations.
G.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Funds of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out examples of how Invesco votes in these instances:
•
When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines.
•
Non-U.S. funds of funds will not be voted proportionally. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
•
Where client accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted proportionally in line with non-affiliated holders. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
H.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to ensure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio management teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different portfolio management teams may vote differently on particular proxy votes for the same company. To the extent portfolio management teams choose to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
When evaluating proxy issues and determining how to cast our votes, Invesco’s portfolio management teams may engage with companies in advance of shareholder meetings, and throughout the year. These meetings can be joint efforts between our global investment professionals.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
•
We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
•
We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
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Adoption of proxy access rights
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Rights to call special meetings
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Rights to act by written consent
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Reduce supermajority vote requirements
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Remove antitakeover provisions
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Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
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We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
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We will generally vote against the incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
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We will generally vote against the incumbent chair of the compensation committee, or nearest equivalent, if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
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We will generally vote against the incumbent compensation committee chair, or nearest equivalent, where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
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Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and

iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies) or in regions where market practice is for directors to stand for election on a staggered basis.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
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Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will generally support shareholder proposals requesting that the board chair be an independent director.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
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We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We believe an effective board should be comprised of directors with a mix of skills, experience, tenure, and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, culture, age, perspectives and backgrounds. The board should reflect the diversity of the workforce, customers, and the communities in which the business operates. In our view, greater diversity in the boardroom contributes to robust challenge and debate, avoids groupthink, fosters innovation, and provides competitive advantage to companies. We consider diversity at the board level, within the executive management team and in the succession pipeline.
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In markets where there are regulatory expectations, listing standards or minimum quotas for board diversity, Invesco will generally apply the same expectations. In all other markets, we will generally vote against the incumbent nominating committee chair of a board, or nearest equivalent, where a company failed to demonstrate improvements are being made to diversity practices for three or more consecutive years, recognizing that building a qualified and diverse board takes time. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end investment companies).
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We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D.
Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
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We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
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We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
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We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
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With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
E.
Environmental, Social and Governance Risk Oversight
Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;

iii.
significant health and safety incidents; or
iv.
failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks aligned with applicable regional regulatory requirements. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social issues: We recognize environmental and social (E&S) shareholder proposals are nuanced and therefore, Invesco will analyze such proposals on a case-by-case basis.
Invesco may support shareholder resolutions requesting that specific actions be taken to address E&S issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider the following but not limited to: a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F.
Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;

vi.
excessive, discretionary one-time equity grants are awarded to executives;
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P.
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
As of February 29, 2024, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•
Matthew Brill, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.
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Chuck Burge, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2002.
•
Michael Hyman, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco and/or its affiliates since 2013.
•
Todd Schomberg, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2016.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 29, 2024 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Bond Fund
	Matthew Brill	$50,000 – $100,000
	Chuck Burge	None
	Michael Hyman	None
	Todd Schomberg	$10,001 – $50,000

Assets Managed
The following information is as of February 29, 2024 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Bond Fund
Matthew Brill	8	$13,367.8	19	$5,249.4	7[1]	$694.9[1]
Chuck Burge	10	$25,909.2	8	$7,243.8	7[1]	$621.6[1]
Michael Hyman	9	$13,557.9	22	$5,185.6	6[1]	$533.9[1]
Todd Schomberg	7	$12,157.2	21	$5,330.5	6[1]	$533.9[1]

1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
•
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
•
The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[2]
Invesco[3]	One-, Three- and Five-year performance against Fund peer group
Invesco Canada[3]
Invesco Deutschland[3]
Invesco Hong Kong[3]
Invesco Asset Management[3]
Invesco India[3]
Invesco Listed Real Assets Division[3]

Invesco Senior Secured[3,4]	Not applicable
Invesco Capital[3,5]

Invesco Japan	One-, Three- and Five-year performance

2 Rolling time periods based on calendar year-end.
3 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
4 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
5 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual fund deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 16, 2024, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 16, 2024, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 14.	EXHIBITS.

14(a) (1)	Code of Ethics.

14(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

14(a) (3)	Not applicable.

14(a) (4)	Not applicable.

14(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Bond Fund

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	May 2, 2024

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 2, 2024